Z
SEVEN

ANNUAL REPORT

DECEMBER 31, 1998

1.   Accounting Procedures:
     Reliability & Conservatism

2.   Consistency of Operating
     Earnings Growth

3.   Strength of Internal
     Earnings Growth

4.   Balance Sheet:
     Working Capital

5.   Balance Sheet:
     Corporate Liquidity

6.   Recognition:
     Owner Diversification

7.   Value: P/E Under  10

       FRONT COVER

Z-SEVEN'S STATEMENT OF PURPOSE

     Our investment discipline is what begins to separate the Z-Seven Fund from other publicly traded investment companies (closed-end funds) and other investment companies (mutual funds) as well as other publicly traded companies (stocks). The cover is designed to highlight the principles behind a discipline that has weathered the ups and downs of economies, stock markets, industry trends, as well as countless predictable factors because it is based upon common sense solutions diligently applied from lessons learned by the making of mistakes and the dedication not to repeat these errors..not just for one year, three years, or five years..but by the founder of Z-Seven, Barry Ziskin, throughout the fifteen-year history of Z-Seven. In fact, Mr. Ziskin began utilizing this current discipline early in his Wall Street career long before the idea of beginning a closed-end fund. HIS CRITERIA FOR SELECTING HIGH-QUALITY, UNDERVALUED GROWTH STOCKS HAVE STOOD THE TEST TIME OVER A SPAN OF MORE THAN 25 YEARS.

     As you read further into the Annual Report, it will become quickly obvious, for those who do not already know to expect it, that a discussion of our poorer performing stocks is a regular feature, for it is through the lessons learned by mistakes that we continue to evolve as better investors. Our "Criteria for Stock Selection" section once again promises to bring the theoretical to life through real and meaningful examples in our portfolio of investments, and is followed by an in-depth look at our "Selling Discipline."

     The application of discipline, which greatly reduces risk, while searching for rare and profitable investment opportunities, is our stated purpose. How we state this purpose through the information provided in the Annual Report reveals yet another purpose: to share with you not only our growth but also our thoughts, concerns, and lessons learned in the hopes of making us all better investors.

       INSIDE FRONT COVER

TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . .   3

1998 Portfolio Investment Results . . . . . . . . . . . . . . . . . . . .    4
1998 Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
1998 Fourth Quarter Net Asset Value . . . . . . . . . . . . . . . . . . .    5
1998 Dividend Distribution . . . . . . . . . . . . . . . . . . . . . . . .   5
1998 Federal Income Tax Paid on Your Behalf . . . . . . . . . . . . . . .    5
1998 Share Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
1998 Share Repurchases . . . . . . . . . . . . . . . . . . . . . . . . . .   7
Total Investment Return Comparison . . . . . . . . . . . . . . . . . . . .   8
1999 Outlook . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

BARRY ZISKIN'S PROMISE . . . . . . . . . . . . . . . . . . . . . . . . . .  12

THIS YEAR'S BEST QUESTION . . . . . . . . . . . . . . . . . . . . . . . .   12

STOCK PURCHASE CRITERIA AND SELL DISCIPLINE . . . . . . . . . . . . . . .   15

Accounting Procedures: Reliability and Conservatism . . . . . . . . . . .   15
Consistency of Operating Earnings Growth . . . . . . . . . . . . . . . . .  16
Strength of Internal Earnings Growth . . . . . . . . . . . . . . . . . . .  17
Balance Sheet:  Working Capital . . . . . . . . . . . . . . . . . . . . .   20
Balance Sheet:  Corporate Liquidity . . . . . . . . . . . . . . . . . . .   20
Price/Earnings Multiple and Owner Diversification . . . . . . . . . . . .   21
Sell Discipline: Based Upon the Same Common Sense Criteria
as for Stock Selection . . . . . . . . . . . . . . . . . . . . . . . . . .  26

A NEW LOOK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

The Strongest Seven (formerly "Good News") . . . . . . . . . . . . . . . .  30
The Weakest Seven (formerly "Mistakes and Disappointments") . . . . . . .   35

PERFORMANCE AND FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . .   40

OUR GOLDEN DOZEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

PAST PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

SPECIAL FEATURE OF THE FUND . . . . . . . . . . . . . . . . . . . . . . .   52

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . .  53

GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . .   54

FINANCIAL REVIEW . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

                          LETTER TO OUR SHAREHOLDERS

                              THE YEAR IN REVIEW

     What a year it was! At the beginning of 1998, our portfolio had the wind at its back, both at home and across the Atlantic, as major stock markets of the developed world got off to excellent starts. By mid-April, our portfolio had already gained 17%. During the second quarter of 1998, the Dow Jones Industrial Average and S&P 500 continued to achieve one new record after another.
     It is, however, never that simple. As the major market averages and indices went through the ceiling, the ground beneath them began to quake. The actual market for nearly all stocks was not so robust. More individual stocks declined than advanced during the second quarter, even while the Dow achieved new records and surpassed the 9,000 mark. To make matters even more precarious, interest rates had been rising here and in Britain, our second largest area of investment, and other leading nations were thought to be on the brink of higher rates. Finally, the market did collapse in late July and throughout August, culminating in a selling climax on August 31 when 1,183 Stocks on the New York Stock Exchange and 1,263 individual NASDAQ issues dropped to new 52-week lows.
     Partially because of panicky markets, the Federal Reserve Board, the Bank of England, and other leading central banks came to the rescue. At first, as is normal during a turn in monetary policy, panic continued to prevail against logic. After a brief respite in September, another rebound of selling drove prices to their lowest point on October 8. On this day, 1,326 NASDAQ-traded stocks declined to new 52-week lows.
     At Z-Seven Fund, our portfolio was severely impacted by this tornado which swept across all share prices. Our primarily domestic small-cap portfolio (more than 70% in U.S. stocks) is designed to be defensive over the long-term; however, virtually nothing on the market is spared during short and sharp collapses. THE RUSSELL 2000 INDEX OF SECONDARY STOCKS DECLINED 38% from its peak in the spring, while our portfolio suffered a 33% drop from the spring high through the bottom on October 8. The decline in prices did enable us to capture several new investment opportunities within our strict requirements as value/growth investors. These new holdings combined with our existing investments, including two which were doubled upon at PRICES LESS THAN THE COMPANIES NET CASH PER SHARE, make me excited about our prospects.
     Even though the first six trading sessions of 1998's final quarter were nothing short of disastrous, better monetary conditions helped the world's major markets to recover rapidly as the quarter progressed. Although the Dow Industrials and S&P 500 actually made new all-time records by Thanksgiving, and the NASDAQ Index followed, THE RUSSELL 2000 INDEX, a better indication of a broad array of secondary stocks, FINISHED THE YEAR DOWN BY NEARLY 4%. From the October 8 bottom, we rebounded with an increase of 41%, and finished 1998 with a positive return for the investment portfolio.

==============================================================================

                      1998 PORTFOLIO INVESTMENT RESULTS

     Thanks to the recovery of stock markets in which we are invested, although still hindered by secondary shares being out of favor, Z-Seven's investment portfolio finished with a positive return of 9% for 1998 (before expenses). Normally our Fund strives towards greater profits. In this roller-coaster year when the small-cap Russell 2000 declined, however, any advance higher than both inflation and money market interest rates seems noteworthy. Our pre-expense and distribution adjusted net asset value advanced from $7.55 to $8.21, an increase of $.66. While we are thankful for profits in a year so difficult for small-cap shares, much more important are the long-term results for the portfolio. Below is a look at our total portfolio return (before expenses) over the years:

----------------------------------
         Cumulative     Annually
                       Compounded
----------------------------------
5-year      108%           16%
10-year     207%           12%
15-year     578%           14%
----------------------------------

==============================================================================

                             1998 NET ASSET VALUE

     As most of our shareholders know, Z-Seven Fund's Advisory fee is uniquely adjusted for performance relative to the S&P 500 Index. Since the S&P 500 outperformed small-cap shares in 1998, penalties paid by the Advisor reduced the Fund's expenses to $.11 per average share outstanding. Deducting this amount from our investment return gives our net asset value an increase of

$.55.    THIS IS MORE THAN A 7% INCREASE, from $7.55 to $8.10 before deducting actual and deemed distributions.

==============================================================================

                     1998 FOURTH QUARTER NET ASSET VALUE

     A strong stock market rally helped our net asset value to increase more than 18% during the fourth quarter, from $6.85 to nearly $8.10, before actual and deemed distributions.

==============================================================================

                          1998 DIVIDEND DISTRIBUTION

     Undistributed short-term gains and dividend income remained from November and December of 1997. Consequently, the Fund paid AN ADDITIONAL DISTRIBUTION ON DECEMBER 30, 1998 OF $0.1744. This reduced our net asset value from nearly $8.10 to $7.92.
     During 1997, we greatly diversified the portfolio when domestic small-cap shares were offered at bargain prices. As more and more opportunities became available, we cut back on recently made investments, many of which were already quite profitable. It is our desire to hold the investments for the long term; however, in order to generate monies to buy new stocks, we needed to adjust the size of all our holdings. This generated short-term gains in many cases.

==============================================================================

                 1998 FEDERAL INCOME TAX PAID ON YOUR BEHALF

     On December 31, 1998, the Fund PAID A DEEMED DISTRIBUTION OF $0.1234 PER SHARE, adjusting that day's net asset value from $7.92 to $7.80. The Fund paid this amount on undistributed 1998 long-term capital gains. Because Z-Seven pays at the corporate tax rate of 35%, your personal liability could be lower, resulting in a tax credit not merely a deduction from your taxable income but an net reduction of taxes due, or an increase of your refund.
     Shareholders of Z-Seven are sent a Form 2439 indicating the exact amount of the undistributed capital gains ($0.3527 per share) and the federal income tax we paid ($0.1234 per share). If you ordinarily do not pay income taxes on your account, such as IRAs, pension and profit sharing plans, Keoghs, and other tax-deferred retirement and savings plans, or if you are an individual who normally does not pay federal income tax at all,

THE PLAN ADMINISTRATOR OR INDIVIDUAL ENTITY SHOULD FILE TAX FORM 990-T as instructed on Form 2439 to obtain a full cash refund.
     In addition, shareholders are allowed to increase the tax-cost basis of their shares by the net amount between undistributed gains and taxes paid. For an original shareholder, the initial purchase cost of $15 would be adjusted to $5 after stock splits in 1986 and 1997. This cost would then be added to the total of $4.06 per share in tax cost write-up (see chart below) to allow you an $9.06 tax-cost basis on your Z-Seven shares.
     The following is a history of undistributed capital gains and the related taxes paid by the Fund on a per-share basis (adjusted to reflect the two-for-one stock split in December 1997 and the three-for-two stock split in April
1986):

-----------------------------------------------------------------
                         Undistributed     Z-Seven's    Tax Cost
Years                    Capital Gains   Tax Payments   Write-up
-----------------------  --------------  -------------  ---------
1984-85                  $            0  $           0  $       0
1986                                .83            .22        .61
1987                               1.06            .34        .72
1988                               1.55            .53       1.02
1989                                .27            .09        .18
1990-92                               0              0          0
1993                                .64            .23        .41
1994                                .07            .03        .04
1995-96                               0              0          0
1997                               1.30            .45        .85
1998                                .35            .12        .23
                                                        ---------
Total Tax Cost Write-up                                 $    4.06
-----------------------------------------------------------------

==============================================================================

                               1998 SHARE PRICE

     We believe that we stand apart from many other closed-end funds in that our responsibility to our shareholders extends beyond net asset value. While our efforts begin with a commitment to a strict discipline of investing, the true "bottom line" for our shareholders must be seen as the market value of Z-Seven shares.
     Unfortunately at year end, the news for our share price is not as good as it is for our net asset value. The price for 1998 was $8.00 on the NASDAQ. After adding in nearly $.30 per share in distributions, both actual and deemed, the decline from the previous year's price of $11 to an adjusted $8.30 represents a net reduction of approximately 24%. I believe this is somewhat distorted due to the unusually high premium over net asset value that our shares enjoyed at the end of 1997; by far, our highest year-end premium ever. This, of course, makes for a difficult year-end comparison, illustrating again that a long-term perspective is necessary when evaluating performance. Our share price, including distributions, has generated the following net returns:

----------------------------------
         Cumulative     Annually
                       Compounded
----------------------------------
5-year       59%          10%
10-year      89%           7%
15-year     262%           9%
----------------------------------

==============================================================================

                            1998 SHARE REPURCHASES

     Partially responsible for the strong long-term performance in our share price is the fact that we repurchase our own shares when they sell at a discount. This practice tends to create a floor for our share price just under our net asset value.
     During 1998, we repurchased 127,500 shares on the open market. These repurchases were always made when the price was below net asset value, in accordance with Rule 10b-18 of the Exchange Act of 1934 and Rule 23c-1 of the Investment Company Act of 1940. Buying in this way insures that the net asset value is not diluted. To the contrary, these purchases (at small discounts) benefit our net asset value to some extent.
     The problems of selling at large discounts have long plagued the closed-end fund industry, but most funds choose not to do this because it decreases the advisor's fee by shrinking the pool of capital. We feel that REPURCHASING IS ANOTHER EXAMPLE OF Z-SEVEN PLACING THE INTEREST OF OUR SHAREHOLDERS FIRST, by reducing advisory fees and maximizing shareholder value.

TOTAL INVESTMENT RETURN COMPARISON

In 1997, as our portfolio moved more heavily into U.S. stocks, we began to compare Z-Seven Fund with multi-country equity funds. Our two-year total
investment  return  ranks  us  #12  out  of  30.    Prior  to  1997,  our
European-dominated portfolio was compared to European closed-end funds. Please see next page for details.

                             1997-1998 TOTAL INVESTMENT RETURN
                     List of multi-country closed-end equity funds (a)

--------------------------------------------------------------------------------------------
Fund                                      Stock Price at 12/31/98 (b)    Total Inv. Return
                                                                       2 Years - 12/31/98(c)
--------------------------------------------------------------------------------------------
European Warrant Fund                                         17.1875                    131
Clemente Global Growth                                        12.8750                     83
Gabelli Global Multimedia Trust                               10.9375                     83
Invesco Global Health Sciences                                18.8125                     75
Scudder New Europe                                            17.6250                     64
Europe                                                        18.5625                     52
Royce Global Trust                                             4.8750                     28
Global Small Cap                                              12.6875                     15
Foreign & Colonial Emerging Middle East                       13.5000                     15
Latin American Discovery                                       6.1875                      9
Central European Equity                                       13.3125                      1
Z-Seven                                                        8.0000                     -1
Canadian World Fund Ltd.                                       4.3000                     -1
Third Canadian General Inv. Trust Ltd.                        16.2500                     -2
Emerging Markets Telecomminications                            8.9375                     -4
Templeton Emerging Markets Appreciation                        9.0625                     -6
Templeton Emerging Markets                                     9.6250                    -11
Central European Value (d)                                    10.3125                    -14
Herzfeld Caribbean Basin                                       4.3750                    -16
Scudder New Asia                                               9.3125                    -20
AIM Eastern Europe (e)                                         6.1250                    -20
Morgan Stanley Emerging Markets                                8.1250                    -25
Latin America Investment                                       8.3125                    -27
Morgan Stanley Asia Pacific                                    7.0000                    -28
Emerging Markets Infrastructure                                7.2500                    -29
Fidelity Advisor Emerging Asia                                 9.3125                    -31
Latin America Equity                                           7.1875                    -38
Asia Tigers                                                    6.5625                    -39
Asia Pacific                                                   6.7500                    -40
Templeton Dragon                                               7.3750                    -42
--------------------------------------------------------------------------------------------

(a)  List compiled by Closed End Fund Digest.
(b)  Price and Performance Sources: Barron's, Reuters, Closed End Fund Digest.
(c)  Adjusted for distributions.
(d)  Formerly Czech Republic Fund.
(e)  Formerly GT Global Eastern Europe Fund.

                    Past performance is no guarantee of future results.

     What about comparable performance in the past? Z-SEVEN'S SHARE-PRICE PERFORMANCE FOR THE FIRST SEVEN YEARS OF THE 1990S WAS BETTER THAN EVERY OTHER CLOSED-END AND OPEN-END FUND WHICH INVESTED PRIMARILY IN EUROPE. Even before the 1990s, we ranked #1 among all domestic general equity closed-end funds, according to The Complete Guide to Closed-End Funds by Frank Capiello, with a total return of 168%, including distributions, for the second half of the 1980s (we went public in 1984). Our European investments prior to 1989 were few, although they were among our largest. These early European investments were successful, as eleven of the twelve registered gains ranging from 22% to 172%, annually compounded (the only loss was a mere 3%). Altogether the average gain was 62%.
     By early 1989, we had sold most of our domestic portfolio and reinvested the proceeds in European shares, which offered much better value. Financial markets were hit hard in 1990. The recovery in Europe took place later than in the U.S., but continued to strengthen in 1996. Our portfolio was dominated (70% to 98%) by European shares for more than seven years. Since 1997, the portfolio has been primarily invested in domestic small-cap growth companies due to the abundance of value in this area.
     Even in 1990, when markets at home and around the world were depressed, Z-Seven turned in a considerably better defensive performance than all other European invested closed-end funds. While many may think our performance in the year 1995 (#1 among all 98 overseas invested closed-end funds according to Lipper Analytical) made it our best year of the 1990s, it was for us an easy year. We consider that holding our loss to just 1% in 1990, while our competitors lost 30% to 76%, was an even greater accomplishment.

                                   1990-1996 TOTAL INVESTMENT RETURN
               List of U.S. based closed-end funds which invested primarily in Europe (a)

-----------------------------------------------------------------------------------------------------------
                                  Adj. Total Inv. Return   Adj. Total Inv. Return   Adj. Total Inv. Return
Fund                               1 Year -12/31/90 (c)    6 Years - 12/31/96 (c)   7 Years - 12/31/96 (c)
-----------------------------------------------------------------------------------------------------------
Z-SEVEN                                 D        -   1  %        U        + 112  %            D    + 109  %
United Kingdom                          O        -  30           P        + 107               O    +  64
Swiss Helvetica                         W        -  43                    +  97           U   W    +  36
First Iberian (b)                       N        -  46           M        +  72           P   N    +   7
Portugal                                M        -  55           A        +  65               M    -  13
Italy                                   A        -  46           R        +  22           A   A    -  19
Germany                                 R        -  54           K        +  49           N   R    -  20
Spain                                   K        -  76           E        +  44           D   K    -  39
Austria                                 E        -  62           T        -   3               E    -  61
                                        T                                                     T
AVERAGE                           -------------------------------------------------------------------------
(EXCLUDING Z-SEVEN FUND)                         -  51  %                 +  57  %                 -   6  %
-----------------------------------------------------------------------------------------------------------

(a)  Includes funds which have been public since December 31, 1989, so that seven years of share-price data can be measured over up markets as well as down markets.  Source: Dow Jones (Wall Street Journal).
(b)  Now Scudder Spain and Portugal Fund.
(c)  Adjusted for distributions and currency changes.  Z-Seven Fund's currency exposure is fully hedged.

                          Past performance is no guarantee of future results.

==============================================================================

                                 1999 OUTLOOK

     Lower interest rates should point the way to an excellent 1999 for New York, NASDAQ, London, Copenhagen, Zurich, Paris, Stockholm, Madrid, Toronto, and Winnipeg markets. At the current time, every market we are investing in enjoys the benefits of lower interest rates.
     How long can this go on? Of course, no one really knows for certain. It is constructive in gaining perspective to realize that a stock market historically continues to climb for a period of months, sometimes years, after interest rates have already hit bottom. Even during favorable monetary conditions, stock markets may still not ascend in a straight line. A divergence between leading market averages, such as Dow and FTSE, and their respective broad markets (advance/decline lines), indicates that the blue chip Dow-type stocks have risen too far, too fast; a sideways or downward correction will be needed to resynchronize the leaders with the broad market. Once this process has been accomplished, a more orderly advance may have greater longevity, hopefully carrying the troops to new highs along with the generals.
     Our investments are in companies, notwithstanding the few exceptions, that are continuing to generate earnings growth and positioning themselves to increase profits further into the future. Strong balance sheets are enabling managements to take advantage of opportunities during challenging economic times. OUR PORTFOLIO IS DEMONSTRATING EXCELLENT VALUE, WITH A CURRENT P/E OF 8 TIMES ESTIMATED EARNINGS. This is less than 6 1/2 times after deducting cash per share (see Price Earnings Multiple Criterion, page 21). These factors, combined with managements planning for the future, lay a solid foundation for growth potential in our investments, not for 1999 alone, but for 1999 and beyond.
     While my personal involvement is demonstrated through my share ownership and through my willingness to be compensated on the basis of my performance, my greatest incentive and blessing comes through the investments in Z-Seven by my family, my friends, and your families. You provide invaluable inspiration to me. I would like to thank all those who have demonstrated confidence in my growth/value discipline.

     Our wonderful directors, Rochelle, Tom, and Jeff, have each had a significant portion of his/her financial portfolio invested in Z-Seven. Their caring support and hard work has made our Fund even stronger. We are, of course, saddened at the news of Tom Lee's resignation due to the current time demands of his expanding businesses. I would like to take this opportunity to thank Tom, on behalf of everyone, for his nearly three years of valuable service to the Fund, and to wish him well. Tom was kind enough to continue serving as Director through early November, when the Board was able to nominate his very qualified replacement, Mr. Albert Feldman. In fact, we would like to welcome both Al and our other new director, Maria De Los Santos, to the Board. We are sure that their knowledge and experience will prove very beneficial to the Fund.

Sincerely,



Barry Ziskin                    February 6, 1999



P.S.    This  report  is  dedicated  to my daughter Ariana, who turns fourteen today, and who at her young age, much like her father, has taken a keen interest in stock picking. This report is also dedicated to my son Jacob, who just turned 21 months, and to the memory of my late father, my most valuable mentor.

                            BARRY ZISKIN'S PROMISE

     As discussed in our 1997 Annual Report, Barry Ziskin promised not to profit from any of his businesses and investments, which primarily consist of Z-Seven Fund, from December 1, 1996 through November 30, 1997. This is due to Barry's personal commitment, for eight years now, to recognize our creator as first and foremost in his life. It is a promise to be repeated every seventh year in the spirit of letting his own financial field lie fallow, while still taking care of your needs and giving to those who need more than any of us (such as poverty-stricken children throughout the world, some even in our own country).
     As stated in the 1997 Annual Report, the final accounting for the period could not be completed until October 1998. Barry made a good faith down payment to the Fund, not in cash, but IN THE VERY SHARES WHICH ENABLE HIM TO PROFIT - his investment in Z-Seven. the share amount of his payment was 23,600 at a net asset value of $7.55, or $178,180. After completing final calculations, Barry's DOWN PAYMENT EXCEEDED THE ACTUAL AMOUNT PROMISED TO THE FUND BY ALMOST $10,000. The Fund will keep this extra balance, and no further adjustments will be necessary.

                           THIS YEAR'S BEST QUESTION

     Not many shareholders of small public companies like Z-Seven Fund actually attend annual shareholder meetings. At our last meeting, however, we had the pleasure of speaking with fellow shareholders Mr. & Mrs. Scott. I believe it was at least their third consecutive meeting attended, and I would like to take a moment to thank Bob and Margaret Scott for their continued interest in our Fund. We feel that the question they asked during the meeting is an interesting and timely one. Consequently, it will be highlighted and answered in this section as our best question of the year.
     The question they asked is as follows, paraphrased to the best of my recollection: "Are the parallels between the current stock market, after the 1998 mini-crash, and the 1929 stock market concerning you? What is the likelihood that the inability to stimulate the Japanese economy via lower interest rates will become an American problem leading to global investment and economic collapse?"
     In the latter 1920s, business leaders attempted unsuccessfully to persuade the Federal Reserve Board to lower interest rates in order to avoid an economic collapse. Unfortunately, their voices did not influence the Fed and rates were instead kept unusually high, helping to bring our economy to its knees. Wild speculation on margin was also rampant. Prior to the collapse, only 10% margin was required as a deposit by the same Federal Reserve Board.
     I would like to thank Mr. Greenspan and his other governors for sensible policies and actions, which do not appear to jeopardize our economic prosperity; in fact, they have acted quite to the contrary.
     A large number of other investors, may often read investment newsletters that pray on our fears with constant doomsday predictions. To me, these tactics seem to be a marketing gimmick to keep subscribers nervous enough to send in renewal checks, as opposed to sound investment advice. I prefer the evidence of many economic and stock market cycles of a consistent and repetitive nature that can verify a cause and effect. In this respect, it is common sense that an easier monetary policy of lower interest rates stimulates business, makes bonds and short-term money market instruments less competitive vs. stocks, and directly influences supply and demand.
     In 1998, transactions which removed companies from the marketplace proceeded at a feverish pace. These included takeovers, going private transactions, and partial supply reductions where the companies remain public but purchase a portion of their floating supply in share buy-backs. Are they all doing us investors favors out of the goodness of their hearts?
     I think we all know there is no "free lunch." Unless it makes economic sense to do so, and is justified by cheaper money (low interest rates), these transactions simply do not occur. New records in supply reduction transactions have been set FOUR YEARS IN A ROW, RISING 78% domestically in 1998 from the year prior. Takeovers alone amounted to an enormous $1.6 trillion in the U.S. As this is a global marketplace, it is interesting to note that world-wide takeovers were up 54% and also reached a new record for the fourth consecutive year.
     On the other side of the coin are newly issued shares (IPOs, etc.) which add supply to the marketplace. Both price and interest rates enter into making a decision of whether to purchase a company (takeover) or to issue new shares, since borrowing is another option for businesses which seek additional capital.
     Think of buying or selling your home. When interest rates are high, mortgage payments may rise beyond the affordability of the homebuyer, causing a price drop in order to find a point where the buyer may bite. On the other hand, when rates are low (as they are now), low mortgage payments make home buying more affordable and prices of homes rise.
     Low interest rates and volatile stock prices made issuing new shares an unpopular alternative this past year. After a 22% decline the year before, IPOs were down another 10%, totaling $35 billion. More importantly, this amount of new supply is just a mere 2% of the $1.6 trillion of newly liquefied investment capital and supply reduction.
     The idea that lower interest rates help support a market drop and add upside potential to the rise in a bull market is sound; however, does this work in the real world?
     In an interview with Reuters released in November, Don Hays, chief investment strategist at Wheat First Union in Richmond, Va., commented on the Norman Fosback trading rule: "It's a very old and reliable bullish signal for the market that's called 'Two tumbles and a jump' rule." This refers to the observation that every time the Fed cuts the discount rate (or another policy setting tool) twice in a row, the stock market does in fact jump. Mr. Hays states, "These signals come very rarely, and in the past only about once every four years. This time, it has been even longer, since February 1, 1991," He continues, "If you analyze all the signals post-crash, since 1932, you find every signal created a major successful long-term buy opportunity an investor with a time horizon of 12 to 18 months would have never lost money."
     OVER  12 MONTHS, THE AVERAGE GAIN OF THE DOW JONES INDUSTRIAL AVERAGE HAS
BEEN OVER 30%, and near 35% by 15 months time....that would mean it could rise to near 11,000 by November of this year, if it were to follow the average advance, and well over that by February of next year. Since it has been so long since the last time two consecutive cuts were made to the discount rate, the market may not just "jump" as much as its average advance after "two tumbles." It may even rise more this time.

STOCK PURCHASE CRITERIA AND SELL DISCIPLINE

     Among the features which set the Z-Seven Fund apart are its carefully developed and closely followed seven criteria for stock selection, and its strict sell discipline. The seven criteria were developed by Barry Ziskin to reduce risk in the stock selection process. Thousands of publicly held companies throughout the developed world are analyzed yearly. To provide meaningful examples, we use our biggest investments to illustrate our criteria. This way, we provide new information on our largest positions and, at the same time, bring our criteria to life.

ACCOUNTING PROCEDURES: RELIABILITY AND CONSERVATISM

     "Companies must not defer operating expenses or prematurely realize revenues and must have an auditor's report on financial statements that is unqualified in all material respects."
     Without the credibility of conservatively reported earnings and balance sheet information, the other criteria would be meaningless. For this reason, we take the time and effort to make the stock selection process as valid as possible through manual analysis.
     The average investor can determine the difference between conservatively reported profits for income-tax purposes vs. profits reported to shareholders (book income) by reviewing the income-tax footnote of an annual report (SEE BOX BELOW).
     Tax actually paid is called "current tax." The extra tax, which would have been paid if the company paid taxes using the same accounting practices as used in reporting earnings to the public, is called "deferred tax." Adding the "deferred tax" to the "current tax" gives us the total income tax we see reported to shareholders.

-----------------------------------
EXAMPLE:  CURRENT TAX   $30 MILLION
          DEFERRED TAX   10 MILLION
                        -----------
          TOTAL TAX     $40 MILLION
-----------------------------------

     This company actually paid only $30 million of the $40 million of the tax it reported on its income statement.
     In our analysis we adjust earnings downward to reflect the more conservatively reported figures. Deferred taxes usually are the result of "temporary differences." Different depreciation methods are used by most companies for tax purposes vs. financial reporting. The "accelerated" method used for tax purposes, will show a higher depreciation expense in the earlier years and, therefore, lower earnings. For financial reporting purposes, a straight-line basis is used, resulting in a lower depreciation expense and a higher net income.
     Watch out for differences other than depreciation in recognizing income and expenses which cause deferred taxes to increase consistently year after year. Becoming familiar with the companies' individual accounting practices and their impact on your existing holdings, as well as your prospective investments, is well worth the time involved in learning and applying good common sense to protect your financial assets.
     In some European countries, such as France and Switzerland, the "Provisions" note to the "Group Consolidated Balance Sheet" is the only source of deferred-tax information. In Italy and Germany, only a handful of public companies make this disclosure which tells how conservatively earnings are being reported. If this vital data is not available, we simply do not invest in that company.
     During the 1980s, the earnings reported to the shareholders by the average S&P 500 company were 23% higher than earnings reported to the IRS!
     SYNOPSYS, INC., our sixth largest investment, is our example for reliable and conservative accounting procedures this year. For the years of 1994 through 1998, the company reported, on average, 22% more conservatively to its shareholders than to tax authorities. Furthermore, IT REPORTED LESS TO ITS SHAREHOLDERS THAN TO THE IRS EVERY SINGLE YEAR OF THESE FIVE YEARS.

CONSISTENCY OF OPERATING EARNINGS GROWTH

     "At least 10% growth in adjusted pre-tax income in each of the six most recent years."

     As we search for the best managed companies, WE LOOK FOR COMPANIES THAT HAVE PREDICTABLE EARNINGS GROWTH regardless of changes in the economy, or their particular industry or product area. We only invest in those companies that do well in both prosperous and difficult times.

     The S&P 500 Index has suffered three years of down earnings over the latest decade of reported earnings (1987-1997). By contrast, the companies in our portfolio have averaged less than one-half down year during the same period. We believe the consistent strength of corporate earnings growth within our portfolio gives us the potential for good long-term results.
     When we say "growth in adjusted pre-tax income," we mean operating growth after adjusting for non-operating items, such as interest and investment income, foreign currency movements, special reserves, and other non-recurring extraordinary items. We also adjust for tax accounting to put each year on comparable and conservative footing.
     We do not adjust for interest expense, which is a cost of doing business, whether for financing inventories or long-term interest on mortgage and public debt (bonds). Management needs to be held accountable for adding debt, along with its costs and risks.
     Many companies appear to have consistent growth due to their planned timing of significant accounting events which have nothing to do with the true operating picture. The extra work we put into the analysis is worth the effort to find companies that are, in fact, the best managed.
     JARDINE LLOYD THOMPSON GROUP PLC, the British insurance broker, is our largest holding. Over the last six years, Jardine's pre-tax income has grown more than 12% each year. In five out of the last six years, adjusted pre-tax income was up over 23%.
     Jardine Lloyd Thompson was formed by the merger of JIB Group and Lloyd Thompson two years ago. Before the merger, earnings for Lloyd Thompson grew each year from its 1982 inception through 1996. Since the merger, adjusted growth has been over 60%.

STRENGTH OF INTERNAL EARNINGS GROWTH

     "Adjusted pre-tax income, exclusive of acquisitions and divestitures, must have grown at an annually compounded rate of at least 20% for the most recent six-year period."

     Over a six-year period a company must triple its operating profits to qualify as an investment. During the 1970s, high inflation made it appear that earnings were growing at a phenomenal rate.
 Today, with virtually no inflation to hype the numbers, companies must achieve true growth on their own.
     The criterion for "Accounting Procedures" assures that we have credible reported figures. Our criterion of "Consistency of Operating Earnings Growth" identifies companies with predictable earnings growth regardless of the state of the economy, industry, or product cycle. The criterion "Strength of Internal Earnings Growth" further reduces risk by seeking companies that meet all the previous criteria and in addition show they can grow at a pace tripling their profits over a six-year period.
     Many brokers strive to sell "emerging growth" companies based on future earnings expectations, rather than historical results. This substantially increases the investment risk. The losses many investors have suffered at various times in these "emerging growth stocks" bring back painful memories. Growth does not necessarily mean increased risk. Quality growth companies can be profitable investments during bull as well as bear markets.
     HOW CAN THERE BE RISK IN CONSISTENT AND SLOW GROWTH? Even if a company meets all the other criteria for quality and value, slow growth is a risk factor which needs to be addressed by the successful investor. The following chart examines two stocks, the average S&P 500 company ("Company Y") and the average Z-Seven Fund holding ("Company Z").


















SEE EXAMPLE ON FOLLOWING PAGE. =>

                       "HOW STRONG GROWTH REDUCES RISK"
BOTH STOCKS ARE BOUGHT AT A PRICE OF $24 (EIGHT TIMES CURRENT YEAR EARNINGS OF
                                 $3 A SHARE).

                                  COMPANY Y
     This stock meets all of our criteria except earnings only grow at an average rate of 9%, annually compounded, just as the S&P 500 has from 1987 to 1997. This Company does not move cyclically like the S&P 500, and therefore we will project two consecutive years of earnings growth. It does not hype its earnings the way the average S&P 500 company does, so we will not have to adjust them.

                                  COMPANY Z
     This stock meets all of our criteria with no exceptions. EARNINGS GROWTH AVERAGES 44%, ANNUALLY COMPOUNDED, the ten-year average (1987-1997) for the current Z-Seven portfolio. Since it meets all of our criteria, Company Z not only has much stronger growth, it also has consistent growth and conservatively reported earnings. We will also project two straight years of earnings growth in this example.

                     YEAR ONE OF A TWO-YEAR BEAR MARKET:
     Company Y's earnings grow from $3.00 to $3.27 a share and the P/E ratio drops from 8 to 6.
     Company Z's earnings grow from $3.00 to $4.32 a share and the P/E ratio still drops from 8 to 6 despite the strong growth.

                     YEAR TWO OF A TWO-YEAR BEAR MARKET:
     Company Y's earnings only grow from $3.27 to $3.56 per share. Its P/E ratio falls further from 6 to 4 times earnings. This multiplies to a share price of only $14.24 ($3.56 x 4) at the end of the second year.
     A 41% LOSS IN A TWO-YEAR INVESTMENT ($14.24 down from $24) is suffered even though the stock was bought at an undervalued price (eight times earnings), the accounting was conservative, and earnings grew consistently. The biggest risk factor in Company Y shares is that earnings growth at the S&P rate of 9% a year is just too slow!
     Meanwhile, Company Z's earnings grow from $4.32 to $6.22 per share. Its P/E ratio will probably hold up better. Still, we will assume that this worst-case scenario bear market shows no mercy, driving even Company Z's P/E ratio from 6 to 4 times earnings. This results in a share price of $24.88 ($6.22 x 4).
     Capital preservation ($24.88 vs. a $24 starting price two years earlier) in Company Z shares, in this worst-case scenario bear market, is the result of reducing risk through value, quality, and 44%, annually compounded, earnings growth!

     The company we selected to demonstrate the internal growth criterion is POMEROY COMPUTER RESOURCES, INC., our second largest domestic investment and fourth largest holding overall. Since 1987, Pomeroy has experienced a compounded growth rate of 45%. In three of the last six years, the company had earnings growth of over 60%.

BALANCE SHEET: WORKING CAPITAL

     "One of these three conditions must be met: a) 2:1 or better current ratio, b) 1:1 or better quick asset ratio, or c) working capital in excess of market valuation (total shares outstanding times current market price)."

     "Current  ratio"  means  current  assets  divided by current liabilities.
"Quick asset ratio" means current assets, excluding inventories, divided by current liabilities. "Working capital" means current assets less current liabilities.
     For a retailer or wholesale distributor, the current ratio is the best measure of working capital since their businesses have high inventory requirements. For a service company, there are no inventories, thus the quick asset ratio should be used. Because different types of businesses have varying needs, we use alternative balance sheet criteria. Still, do not confuse this flexibility with a lack of discipline since most companies do not meet any of our alternative requirements.
     BENCHMARK ELECTRONICS, INC., our seventh largest investment, has a strong balance sheet. The company meets both ratios, where it only needs to meet one, with a current ratio of 2.3 and a quick asset ratio of 1.2.

BALANCE SHEET: CORPORATE LIQUIDITY

     "Long-term debt must be less than either: a) working capital, b) cash and cash equivalents, or c) latest twelve months' cash flow. 'Cash flow' means net income plus depreciation, amortization, i.e., the difference between revenues and all cash expenses (including taxes)."

     The average S&P 500 company has massive debt (both long-term and short-term) totaling more than twelve times its working capital.
     While some companies in our portfolio have no debt at all, the total debt including short-term debt (not part of this criterion) of the average Z-Seven stock is 135% of its working capital.
     FIRST CONSULTING GROUP, INC., our largest domestic and third largest holding overall, is the result of the merger with Integrated Systems Consulting Group, Inc. Integrated Systems had an excellent balance sheet with no debt at all, long-term or short-term. While the combined balance sheet with First Consulting is not completely debt-free, the small amount of debt it shows is less than one percent of its working capital.
     In analyzing companies, we find that strong balance sheets, with high current and quick asset ratios, usually go hand-in-hand with good corporate liquidity (low or zero long-term debt). Integrated Systems was an extremely good example of this criterion with no long-term debt, and a current and quick asset ratio (no inventories) both at 4.6. The combined current and quick asset ratio of First Consulting Group and Integrated Systems is 2.2, still more than double the requirement.



PRICE/EARNINGS MULTIPLE AND OWNER DIVERSIFICATION

     "Shares must sell for less than 10 times our estimated earnings per share for the current fiscal year."

     "Less than 10% of outstanding shares must be held by investment companies other than Z-Seven."

     The "Price/Earnings Multiple and Ownership Diversification" criteria are discussed together because greater institutional buying results in a higher price/earnings multiple, while the opposite is true when institutions sell. Institutional ownership data is now more available than it has been in the past. The "Price/Earnings Multiple" criterion is the more relevant of the two requirements. The following examples will therefore focus only on value, using the price/earnings ratio.
     In periods of general undervaluation in the marketplace, a greater number of stocks meet all seven criteria since more stocks sell for under ten times earnings. The opposite has held true during a period of general overvaluation.

     When we looked for value this year, where did we find it? This year, most of the value we found was in the United States. Twenty-seven new investments were added from the U.S., two from the United Kingdom, and one from Denmark. More than seventy percent of our portfolio is invested in the United States, almost entirely in small caps. Almost a fifth is invested in the United Kingdom, and the balance in other European holdings, and in Canada.
     As examples of our "Price/Earnings Multiple" (value: price/earnings under ten) criterion, we are using a British holding and a domestic one.
     Z-Seven's second largest holding is RATHBONE BROTHERS PLC, the British asset management and broking company.
     We believe earnings will approach 60 pence next year. Its shares traded at 540 pence, just nine times earnings at year-end. Adjusting the company's price for their net cash (425 pence), RATHBONE BROTHERS TRADES UNDER TWO TIMES the earnings estimate for next year. In comparing this remarkable value with other companies outside our criteria, we can see the benefits of this low price/earnings multiple in the effort to reduce volatility in our investments. The main goal is to avoid getting swept up in short-term gains that can come crashing down with great unpredictability.
     Let's take a look at another small British portfolio management company, Brewin Dolphin Holdings Plc. Brewin Dolphin is roughly the same size as Rathbone Brothers and also has a good track record. Formed in 1992, however, Brewin Dolphin has not been tested over nearly as many economic and financial market cycles as Rathbone has. Still, to their credit, Brewin just completed their fifth complete year of consecutive profit growth, and has stirred up attention from investors. This, in turn, has caused an increase in the stock price that even its strong earnings may not keep pace with. As the disparity between share price and earnings increases, so does the risk.
     At year-end, Brewin Dolphin shares traded for over twenty times their last full-year earnings reported (1997), and seventeen times annualized nine-month figures just announced. After factoring another year of growth in 1999, Brewin shares are still at nearly thirteen times estimated earnings for the new year.

While this company has an excellent balance sheet, deducting net cash still leaves these shares at almost nine times prospective earnings. When we consider our quite profitable investment in Rathbone, priced (also after cash adjustments) at less than two times prospective earnings, the value and long-term potential is apparent.
     In fact, Rathbone Brothers is quite a bargain with a ten-year compounded growth rate of 28%. Its earnings have been growing to new records for at least eighteen years in a row (as far back as public information goes), and we believe there is a good probability that they just completed another up year in 1998!
     For our domestic comparison, BALLANTYNE OF OMAHA, INC., our fifth largest position, was trading at nearly $9 at year-end. That is under nine times our 1999 estimated earnings of $1.00.
     Ballantyne is the dominant supplier of complete movie projection systems and competes against only much smaller manufacturers, all privately owned. The cinema industry continues to expand rapidly in the U.S. with a trend towards bigger and better mega cinemaplexes that is extremely positive for Ballantyne. The company is currently doubling its shipments to Regal Cinemas, the industry leader which was recently taken over, and is in the process of obtaining a commitment for 100% of AMC Entertainment's business (up from 80%). The future for Ballantyne looks exceptionally bright with industry growth, international expansion, broader product line, and, particularly for 1999, fewer shares outstanding after a major repurchase program late in 1998.
     With  all  the  growth and promise of this investment sector, why not buy the more popular, high profile stocks, like AMC? The answer is, of course, value. AMC Entertainment is expected (according to Zacks' consensus estimates) to multiply earnings five-fold next year. While this is impressive, AMC would still close 1998 at over 400 times earnings estimated for next year. Building theaters requires a lot of debt, and AMC has about twenty-two times as much debt as cash. Ballantyne manages to rake in the dough, and has about ten times more cash than debt! Ballantyne closed 1998 at under nine times our estimate of earnings for the new year; the

CLEAR CHOICE FOR VALUE AND RISK MANAGEMENT IN THIS GROWTH INDUSTRY.
     There is plenty of value in Z-Seven's portfolio besides Rathbone Brothers
and  Ballantyne  of  Omaha.    According  to our earnings estimates, Z-Seven's
average  price/earnings  ratio  is  just  eight  times  our  estimate  of 1999 earnings.
     By sharp contrast, the S&P 500 companies (index at year-end 1998 was 1229.23) had a P/E ratio of twenty-six times the $46.88 "Tops Down" estimate of 1999 earnings made by the Institutional Brokers Estimate System (I/B/E/S). THE CURRENT PRICE/EARNINGS MULTIPLE OF 8 FOR Z-SEVEN'S PORTFOLIO OFFERS OUTSTANDING VALUE AT A 69% DISCOUNT to the S&P 500 price/earnings multiple of 26.
     There are, however, significant differences in the quality of reported earnings. For the 1980s, S&P 500 companies reported earnings to the financial community, on average, 23% higher than the more conservative set of books used for income tax reporting. Adjusting the estimated $46.88 earnings for the S&P 500 companies, to conform with conservative tax accounting, results in only
$38.11  in  estimated  earnings  for  1999.   Thus, the S&P 500 companies were
selling  for  32  times  their estimated tax-purpose 1999 earnings at year-end
1998.
     On the other hand, Z-Seven's companies report their earnings just as conservatively to the public as they do for tax purposes. Comparing S&P 500 companies, using the more conservative tax basis of reporting earnings, shows that Z-Seven's portfolio is an even greater bargain than it might first
appear.    On  the  basis  of  conservative tax accounting, Z-Seven's adjusted price/earnings multiple is 8, which is actually a 75% discount to the S&P 500's price/earnings multiple of 32 times.
     Over the last ten years, Z-Seven's companies have increased their earnings at a 44% rate, annually compounded, which is nearly five times the 9% growth rate for S&P 500 earnings.
     Is there still something missing from the picture? Absolutely! The answer is obvious: investing in the S&P at its year-end close of 1229.23 is by no means a free ride! Sure you get its $38.11 (tax basis) in earnings. What you may not have counted on is that you also get their 20.68 in net debt (over and above cash).
     Since the S&P 500 companies have 20.68 more in debt than cash, the S&P 500 is really selling at more than it appears. This hidden debt load means that, at 1229.23, you are really paying 1249.91 (adding in 20.68 in net debt over cash) for the S&P 500's earnings. The price/earnings multiple on the net debt adjusted S&P 500 of 1249.91 is almost 33 times their 1999 estimated tax-purpose earnings of $38.11.
     Z-Seven's price/earnings multiple is just over six times earnings when we consider the extra cash of the companies we are invested in. This brings Z-Seven's price/earnings ratio of prospective earnings to a discount of 82% compared to that of the S&P 500.

     WHAT ABOUT Z-SEVEN'S PREMIUM TO NET ASSET VALUE? At year-end, buying Z-Seven shares meant paying a premium of 3% over net asset value. This is a relatively small premium compared to our average, and particularly to our unusually high premium a year earlier. Taking our portfolio companies' conservative tax-adjusted earnings and net cash adjusted price/earnings multiples in consideration, (and doing likewise for the S&P 500 companies), means that paying a 3% premium on Z-Seven's net asset value can be a bargain! Especially IF YOU HAVE TO PAY OVER SIX AND ONE-HALF TIMES the S&P 500 companies' book value (net asset value) to buy the S&P 500, which means paying a premium of 553%.










NOT ONLY DO WE HAVE A BUYING DISCIPLINE, BUT ALSO A SELLING DISCIPLINE. PLEASE SEE NEXT PAGE. =>

SELL DISCIPLINE: BASED UPON THE
SAME COMMON SENSE CRITERIA AS
FOR STOCK SELECTION

     Investors often comment that portfolio managers and analysts have many reasons for purchasing shares in a company and never deal with the terms of selling. Not being disciplined in when to sell can be even more dangerous than leaving buy decisions to chance and emotion.
     Our stock selection criteria are designed to minimize investment mistakes by not repeating them. This is a concept that has been the guiding principle for Barry Ziskin as a money manager.
     There are seven events which will cause us to IMMEDIATELY REDUCE OR ELIMINATE shares from our portfolio:

     1. ANY BREACH OF OUR "ACCOUNTING PROCEDURES" CRITERION. Once the company begins to hype their reported figures, or stops disclosing enough information to make a determination as to how conservatively earnings are reported, it has removed the most important foundation upon which reasonable analysis can be built. We rarely find this rule breached, as most companies which have once met this most important criterion continue to do so.
     While other criteria may cease to be met without having to eliminate the holding, the "Accounting Procedures: Reliability and Conservatism" criterion is the foundation upon which the quality, growth, and value characteristics we seek are based.

     2. THE BREACH OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION WILL ALSO RESULT IN IMMEDIATE ELIMINATION OF OUR HOLDING unless we see good reason to expect this breach, whether realized or anticipated, to be minor or short-term in nature. We look for early warning signs so that, if necessary, we may try to sell the shares before the bad news is out, and the price drops.
     A long-term change in our companies' profitability and growth happens infrequently; so, like our first rule for immediate elimination, we rarely need to implement it. More often than not, if one of our companies is slowed down by a recession, or simply has unusually high profits to compare against, it represents a temporary flattening out or "blip" in an otherwise excellent long-term growth record. These companies tend to quickly return to their successful performance. Therefore, it is our desire to maintain smaller positions in these companies.
     We still take immediate and prudent risk-reduction action even in these cases. In those markets still benefiting from lower interest rates, we reduce most of our exposure by cutting back these investments to just one third of our targeted position size for stocks which continue to meet all the purchase criteria.
     Why  do  we  not  just eliminate them immediately and reinvest all of the proceeds into those stocks which continue to meet all of the criteria? Most often, alarm bells do not ring! We, of course, look for warnings: substantial unloading of shares by key officers; disconcerting conversations with management and others in its industry; new inexperienced operating management replacing successful key people; as well as a multitude of other signs. Unfortunately, by the time we are aware that there will be an interruption in a company's growth pattern, the market price of its shares and the lack of buyers in some thinly traded issues does not offer the seller a real opportunity. In many instances, the stock is at a bargain price due to an overreaction by the market. This most often occurs in bear markets and during recessions, when panic runs rampant.

     3.    THE  BREACHING  OF  OUR  "CONSISTENCY OF OPERATING EARNINGS GROWTH"
CRITERION CAN RESULT IN ELIMINATION OF THE POSITION IN ITS ENTIRETY WHEN THE COMPANY'S MANAGEMENT LOSES CREDIBILITY. The position will be eliminated when reported results are significantly worse than we were led to believe. We can make no reasonable determination of long-term growth potential if we are misinformed by the company in the short-term. Following this rule has saved us money several times over the years, and continued to in 1998.

     4. THE BREACHING OF OUR "BALANCE SHEET: WORKING CAPITAL" CRITERION WILL RESULT IN THE ELIMINATION OF THE INVESTMENT IN THAT COMPANY IF NEGATIVE WORKING CAPITAL IS REPORTED. This rule, while it is important, has very rarely been implemented. A nominal (non-deficit) breach in our working capital criterion due to the seasonal nature of some businesses, or temporary shifts between short-term and long-term debt, is not a serious worry, as long as our other criteria are met. Still, the nominal breach requires the immediate reduction of our exposure to risk by selling the position to one half of the targeted size for stocks which meet all our other criteria.

     5. RESTRICTIVE MONETARY POLICIES AND EARLY WARNING SIGNS TO FUTURE STOCK PRICES PROVIDED BY DIVERGENT TRENDS IN MAJOR STOCK MARKET INDEXES (BLUE CHIPS) VS. INDIVIDUAL STOCKS (THE BROAD MARKET) REQUIRES US TO ELIMINATE HOLDINGS WHICH HAVE EVEN A SLIGHT INTERRUPTION IN ANNUAL OPERATING EARNINGS GROWTH CONSISTENCY.
     As we explained under "Sell Discipline" criterion #2, an inconsistency in operating earnings growth results in a reduction to a one-third position. The remaining position will be completely eliminated, if both monetary policies and divergent market trends are negative. It would take these companies six years to requalify regardless of their ability to resume continuous growth in operating profits.

     6.    WHEN  NEGATIVE  MONETARY AND  DIVERGENT  TREND  SIGNALS PERSIST, WE
ELIMINATE ALL REMAINING INVESTMENTS WHICH NO LONGER MEET THE PURCHASE REQUIREMENTS. ALL THOSE CONTINUING TO MEET ALL PURCHASE CRITERIA REMAIN IN OUR PORTFOLIO AS VALUABLE LONG-TERM INVESTMENTS REGARDLESS OF GENERAL ECONOMIC AND STOCK MARKET FACTORS.
     Companies which are well above our buying price, but still continue to show consistent operating earnings growth, are reduced to one-half positions. If the negative monetary signals continue to exist we eliminate those holdings that no longer meet all our purchase criteria.

     7. SOMETIMES WE HAVE NO CHOICE! IN THE EVENT OF A TAKEOVER OR GOING-PRIVATE TRANSACTION, OUR DESIRED LONG-TERM HOLDING PERIOD FOR WELL-MANAGED COMPANIES, WHICH CONTINUE TO MEET ALL OF OUR CRITERIA, IS CUT SHORT.
     The high quality growth companies in Z-Seven's portfolio are attractive for potential acquisitions. The companies which meet our stringent criteria for consistency and magnitude of earnings growth, working capital, corporate liquidity, and accounting procedures, are the very best publicly owned businesses we can find. When the shares of some of these companies are trading at less than ten times current year earnings, potential acquirers may also take notice. In addition, these values may stimulate insiders to take over the company in a management buy-out.
     While the acquiring company always pays the exiting shareholder a higher price than current market (to make us believe we are getting a good deal), there is every motivation on their part to buy our shares for less than they are really worth. In the case of going-private transactions, if the insiders already control the votes, they can practically "steal" their own company because the control block prevents any competition in bidding.
     In 1998, we had three companies that were taken over, following many others over the years. The first was LABORATORY SPECIALISTS OF AMERICA, INC. The company was acquired by the Kroll-O'Gara Company. The Kroll-O'Gara Company did not meet several of our purchase criteria; therefore, Laboratory Specialists' shares were sold prior to the merger in December.
     The next merger was between INTEGRATED SYSTEMS CONSULTING GROUP, INC. and First Consulting Group, Inc. In this case, we exchanged our shares for the
First Consulting Group stock. Based on Integrated Systems' closing price before the agreement to merge was announced, this deal had a premium of 29%.
     VALLEY FORGE CORPORATION was the last of our companies that was taken over in 1998. It was acquired by Key Components, LLC in what was actually a going-private transaction. They offered to pay $19 per share, valuing the company at $82.1 million. This was a gain of 23% from the price we first paid for Valley Forge just over a year ago.









NEXT, SEE A NEW LOOK FOR OUR "GOOD NEWS" AND "MISTAKES AND DISAPPOINTMENTS" SECTION. =>

A NEW LOOK

     For those of you looking for the "Good News" and "Mistakes and Disappointments" section of this Letter to Our Shareholders you have found it!
     In our third quarter report, we discussed quarterly price fluctuations of modern markets which can be volatile and very misleading. Consistent with our long-term fundamental approach to investing in the best companies at bargain prices, we decided to limit performance analysis of individual holdings to a yearly outlook. Our research team will continue to monitor the Fund's portfolio with the same comprehensive standards, particularly its several new positions. Our expansion into domestic small-cap companies over the last two years has made Z-Seven's portfolio the most diversified it has ever been. Consequently, we believe the outlook for earnings growth and profitable investing is excellent for the future.
     In this section, we will discuss our Strongest Seven, the portfolio's top seven gainers in percent return, ranked from the largest investment holding to the smallest. This will be followed by a discussion of the seven lowest performing stocks, our Weakest Seven, in the same order. Obviously the largest investments in the Fund contributed the most to our successful year of bucking the lower trend of small cap stocks, and should receive the spotlight first. In keeping with our commitment to long-term analysis, we will continue to include only holdings that have been in the portfolio for the entire year.


==============================================================================

                             THE STRONGEST SEVEN

                         1.  BENCHMARK ELECTRONICS
     Benchmark Electronics is one of several U.S. small-cap investments we made in the fourth quarter of 1997. During that time, the panic in Hong Kong and other markets in Asia caused worries over electronics businesses here at home, giving us opportunities to buy some fine small and medium-sized growth companies at bargain prices. The cloud still hung over the industry during the first half of 1998. Even when most other stocks were up, Benchmark suffered a mild decline by mid-year. In unlikely fashion, this stock went the other way again, regaining its lost ground (and then some) during the third quarter, when other stocks were decimated. The positive turn went into higher gear at the close of the year, as

Benchmark gained most of its 64% annual advance in the fourth quarter.
     What turned the market's taste for Benchmark in the second half of the year? We believe its small size of less then $24 million in pre-tax profit for the most recent full-year report and the thin market have kept many institutional investors away despite the company's excellent track record for consistent earnings growth and a strong balance sheet. As it grew from a company making an annual profit of less than $10 million two years ago, interest began to gather, but was put on hold due to Asia currency and price competitive concerns. After Benchmark had its best two years ever in 1996 and 1997, with 52% and 65% profit growth, respectively, bottom line growth slowed down noticeably this year, causing some concern about the future trend.
     Now that relatively flat earnings have been reported for the past three quarters, giving perspective to the strong results of the prior year, the most difficult comparisons seem to be over for Benchmark. This is an encouraging trend for future results. Also encouraging is the fact that the cost of assimilating its huge acquisition this year of Lockheed Commercial Electronics now seems to be near completion, and the profit potential for the larger combined company may soon be realized. The 68% rate of revenue growth for the most recently reported quarter may give us a hint towards this potential.

                          2.  NCI BUILDING SYSTEMS
     The next largest of our best 1998 performers is NCI Building Systems. Last year, this company was one of our biggest holdings and highlighted for its outstanding P/E of a mere 8 times earnings. If you are asking why this company, with a 58% plus stock-price rise in 1998, is not still one of our most important holdings - good question! In order to reach for further earnings growth this year, NCI bought Metal Building Components. While a subsequent near doubling in the size of the company adds to its earnings potential, this move does not come risk-free.
     At one point during the year, NCI planned to dilute its earnings with an offering of shares which would have increased its total shares outstanding by about 20%. According to the CEO, the "volatile stock market conditions and its negative impact on stock prices in the building supply sector" caused NCI to change its mind near the market bottom of 1998. They decided it would be better to finance the deal with debt than to give away their shares at rock-bottom prices. The problem involves just how much debt they needed to borrow to make this move. At one time, NCI boasted a strong balance sheet to help protect it from the potential cyclical characteristics of the building components industry. Now, they miss both of our balance sheet criteria, and not by a small amount either. Instead of working capital (current assets less current liabilities) more than covering debt, debt now multiplies net current assets by a whopping nine-fold.
     This increased risk at NCI is much more than we should have in one of our most important holdings. The shares of NCI sold this year earned Z-Seven a good profit over our cost. Most of our gain on NCI has taken place during the full year of 1998. We bought these shares during the second quarter of 1997, and, after more than one-and-a-half years, NCI is up 88% for us (adjusted for a 2-for-1 stock split).

                                3.  L'OREAL
     The next largest performer is also our longest-held company among the Strongest Seven. L'Oreal is our only holding in France. It is also, as the world's largest hair care products company, an exception to our mostly small-cap portfolio. It is the only large cap among our best performers, and the only company from continental Europe, which, combined with Britain, dominated our portfolio for many years.
     Nine years ago, we were fortunate to find value in L'Oreal by purchasing non-voting, common equivalent ("C.I.") shares at only seven times estimated earnings. These shares were exchanged in 1993 for higher valued ordinary shares. Since our first investment, L'Oreal has grown almost 18 times over for Z-Seven. We profitably reduced this holding late in 1998, in order to purchase new bargains and decrease current holdings, such as L'Oreal, which were no longer bargains and produced higher risk. Its shares now trade for over 4,000 French francs per share, up nearly 72% in 1998 alone, helped by enthusiasm over the merger of its partly-owned pharmaceutical affiliate, Synthelabo with Sanofi.

                          4.  DUDLEY JENKINS GROUP
     From the giant L'Oreal, we turn to tiny Dudley Jenkins Group. This British mailing list broker and database service company may be small in size (it generated total revenues of L25 million in fiscal 1998), but its shares have brought big profits to Z-Seven. During the bear market this past year, U.K. small caps fared the worst, even worse than both bigger British companies and U.S. small-cap stocks. But this little company bucked the downward trend. Even during a time when most U.K. businesses dependent on their home market had seen their sales and profits growth slow or go down, Dudley Jenkins has been able to deliver solid growth in earnings and gain a bit of a following in "The City" (London's version of Wall Street). New buying interest can go a long way with such a small company, whose shares trade very thinly. Earnings per share grew more than 45% on operating profits up approximately 30% during the 1998 fiscal year, with good margin expansion in both divisions. Still, the best return came to shareholders with share price up 88% for the year, more than 90% for the full year when you add in dividends.
     We have now held Dudley Jenkins for about-one-and-a-half years and have more than doubled our cost. Once a much larger holding, we have taken some very good profits, selling most of our shares while the base lending rate of the Bank of England was on the rise, Dudley Jenkins' P/E ratio for this year's estimated earnings rose over four times the maximum of our value criterion for purchase, and new and better bargains were becoming available. While we have been very pleased with this investment, it may have a limited life span in our portfolio. The company has recently announced that it will be acquired at just 16% over its year-end price.

                        5.  CYBEX COMPUTER PRODUCTS
     We now head back home across the Atlantic for our next largest holding among the best performers this year. Cybex Computer Products has many similarities with Dudley Jenkins. They are both tiny companies; Cybex had adjusted operating profit of just over $11 million during 1998 fiscal year, up from less than $400,000 only seven years ago. Both are stocks that rose despite hard times; Dudley through the drop in small-cap British shares, and Cybex being an electronics manufacturer and a U.S. small-cap stock. Also, Cybex no longer meets our value criterion (its shares now sell for over fourteen times projected earnings for 1999), yet has been a profitable source to fund new bargain investment opportunities within a year-and-a-half of being purchased.
     Earnings growth also sets Cybex apart from its peers this past year, with tax-adjusted operating profit up 54% in 1998 as demand grows for their products here at home and, even more so, in Europe. Most sells of our Cybex shares have been over the last four months. Adjusted for two stock splits during 1998, Cybex soared 170% this year, and is near to tripling our cost in just a year-and-a-half. We hope to hold our remaining Cybex for many years to come, and continue to grow with this tiny, but cash-rich, diamond in the rough.

                          6.  INSIGHT ENTERPRISES
     The sixth largest of our best performers appropriately follows Cybex, the manufacturer of computer switches. Insight Enterprises, Inc. sells and markets computer products, along with accessories and related items. This company has also proven that it can grow despite competitive markets and nervous investors that needed to be convinced to take a serious look at small-cap stocks when the sector was out of favor.
     Insight does a lot of things right and appears to have many similarities to Airtours Plc, our most successful investment ever. Both companies are driven by hard work and an entrepreneurial creativity in marketing. While Insight has experienced great success in a fiercely competitive market, it continues to push itself from within and, through acquisitions, to gain market share in a very fragmented industry. It has also demonstrated the ability to thrive during tough times.
     Insight's share price more than doubled in 1998, with a 107% return on its share price. At the end of the year, the company announced that it would post its fourteenth consecutive quarter of sequential growth. This has no doubt impressed not just myself, but others as well. Since we first made this investment almost two years ago, we have more than quadrupled our cost. Like L'Oreal, Dudley Jenkins, and Cybex, Insight is not the bargain it once was and offers higher risk. Its shares now sell for more than twenty-eight times our estimate of earnings for the new year. Consequently, we have sold most of our shares at huge profits to fund the purchase of more good bargain buying opportunities in other well-managed growth companies.

                             7.  WESTFAIR FOODS
     Our smallest holding in the Strongest Seven is also our very best performer, with a 212% gain in share price. Westfair Foods, Ltd. is a very successful Canadian retailer that is controlled by the much larger firm of Loblaw. Westfair's shares are traded on the tiny Winnipeg Stock Exchange. A huge spread exists between the bid and ask price, driven by litigation expectations concerning the rights and obligations associated with its Class A shares.
     While its balance sheet has not met our criteria for some time, this holding accounts for only one-tenth of one percent of our net assets. Our risk, therefore, is minimal and seems worth the potential profit.

     In summary, the smallest increase among our seven best performers in 1998 was more than 58%; the average increase was 110%.


==============================================================================

                              THE WEAKEST SEVEN

     The  following  stocks  have  the  dubious distinction of being our least
performing  for  1998.    Again,  we  will be discussing them in order of size
within our portfolio.

                      1.  MOTORCAR PARTS & ACCESSORIES
     The largest among our least productive holdings in 1998 is Motorcar Parts, a domestic small cap suffering from the hangover of a poorly received secondary share offering made a year earlier to fund an important acquisition. During the latest reported quarter, the company disappointed some followers, as the acquisition is not yet contributing to earnings. Even though sales rose 25% in the latest quarter, most of this was due to the acquisition which broadened Motorcar Parts from primarily foreign to domestic autos as well.
     Motorcar Parts is still a bargain. So, when we needed cash in early autumn to diversify into new bargains, we did not sell most of our shares, the way we did for several other stocks. Our holding of Motorcar Parts has been trimmed by 29%; but we prefer to look at this cup as more than 70% full. Bought in the last half of 1997, we feel that our loss is potentially behind us. At a P/E of 6 1/2 on prospective earnings for the fiscal year to begin in April, Motorcar, down almost 32% in 1998, may indeed be one of our best performers in years to come.

                       2.  HUMMINGBIRD COMMUNICATIONS
     Our next largest holding among the lowest performers is Hummingbird Communications. This company is our only significant investment in a Canada. Although traded on the Toronto Stock Exchange, the main market for Hummingbird is on NASDAQ. When considering the fundamentals, it is hard to believe that a company with nearly $140 million in cash, that is debt-free with less than $4 million in payables, and is a well-managed growth company which dominates its niche would sell for such an undervalued price. Hummingbird is currently selling for less than eight times estimated earnings, another victim of unfavorable conditions for small caps with earnings slowdowns, and saw a stock decline of less than 38% in 1998. Let's take a look at the possible reasons.
     Fourth-quarter earnings were down slightly and, according to the company, a flat year is in store for the new year. The company is using some of its vast cash resources to invest in the future, as its traditional network software, made to link large business mainframes with PC- based company systems, is maturing into the futuristic arena of "intelligence software." This long-term plan will cost Hummingbird this year; but the basis for its current business should be able to hold on to its huge profit margins and cash-flow generation , and should help fund the company's growth without any noticeable pain to its outstanding balance sheet.
     Business intelligence does not seem to have high-profit prospects in the very near future; however, the fast pace with which this area seems to be growing could change the potential for profit considerably. If the company does turn out to be conservative on its flat earnings forecast for this year, we will take advantage of any opportunity to add to our holding. I believe that this company is in a very good position to turn into one of our best over the long term.

                            3.  NATIONAL DENTEX
     Our next most significant position among the Weakest Seven is another tiny company. In fact, like most of the companies we've been discussing, it would be considered a "micro-cap" stock. Like Hummingbird, this company's price drop during 1998 made it an unattractive sell to fund new purchases for our portfolio. Only 5 1/2% of our original investment (made four years ago) was sold, doubling or tripling our cost on most sales. The sub-par year for Dentex's share price in 1998, down 24%, combined with the slowdown in operating pre-tax profit growth, has made the relatively small following of the company nervous. David Brown, long-time CFO, is taking the helm of this New England-based chain of dental fixture laboratories. This should maintain continuity and the conservative financial structure despite its expansion via the cash acquisition of smaller labs.
     If 1998 meets our Consistency of Operating Earnings Growth criterion, National Dentex may become a candidate for additional investment if current bargain prices are still available when the earnings outlook is resolved. Even at its current depressed price, our relatively small holding (less than 1 1/2% of net assets) has nearly doubled since we first started to buy its shares four years ago. Our total annually compounded return is far better since most shares were sold about one year later at higher prices.

                               4.  DAY RUNNER
     The next holding in this section is Day Runner. We first purchased this company at the end of 1995, and it has never been boring! At the end of 1996, nervous investors and low earnings mercilessly depressed the stock price, causing it to be our biggest decline for that year. In 1997, however, the company delivered on its projections of increased profits. Its strong earnings, fueled by new products and share repurchases, helped Day Runner to become our best performing stock for that year.
     Looking at 1998, I think Yogi Berra said it best; "It's like deja vu, all over again." Reminiscent of 1996, Day Runner has made a pre-announcement about second quarter earnings that caused a substantial share price decline in the final two weeks of 1998. Fortunately, we had already sold the majority of our holding at decent gains. While high inventories are reportedly the culprit, Day Runner's acquisition of Filofax, a U.K. company, should provide reinvigorated growth within a couple of years, after initial costs are absorbed. Right now, however, there is no positive statement being issued about the second half of its fiscal year, and we are now watching the company carefully for signs of a rebound. Its 1998 year-end price declined 28%; however, it appears worth holding at a bargain P/E of eight times potential earnings of their fiscal year starting July 1, 1999.

                                5.  TT GROUP
     TT Group is a small, but well-managed, British manufacturer of capital and electronic goods with a history of recession-beating growth. It accounts for just over 1% of our net assets. With the U.K. manufacturing sector in a deep downturn and short-sighted British analysts wanting to stay away from the "unpopular" small industrial companies despite their potential, TT Group saw a 23% decline in share price (less than 20% with the 1998 dividend included). For the first half of 1998, TT Group focused on profit margins from recently acquired wire and cable divisions and demand from luxury auto firms for its specialty electronic sensors and systems. This strategy has paid off, and in their most recent report, the company reported operating profits up 18%, adjusted for currency exchange rates on the consolidation of foreign subsidiaries' earnings. TT Group's chairman has also reported that its board will consider a buy back of its shares, which is most unusual for Britain, and will seek shareholder approval for further buy backs.
     Currently, TT Group has little long-term debt, but its liabilities exceed quick assets and are greater than 50% of total current assets (a bit of a backward analysis of our "Working Capital" criterion). Therefore, even with strong recent profit growth, we cannot increase our holding unless the balance sheet re-strengthens and the quick ratio improves almost 20%.

                                6.  POLYPIPE
     Our next largest holding in this list, less than 1% of our portfolio, is Polypipe. Like, TT Group, this company is a small, well-managed British manufacturer of capital goods, diversified with an emphasis on plastic pipe and construction materials, and is also a victim of the current prejudice against small industrial companies. Its last full fiscal year report showed Polypipe with a better than 10% increase in tax-adjusted operating profit (likewise currency adjusted). The rate of growth did slow in the second half of 1998, and the share price saw a decline of 35%. With an enviable performance history for any business, Polypipe made confident statements on its outlook, and just announced the purchase of the German Pagette. Many U.K. companies have made mistakes acquiring German companies, and let us hope that Polypipe does not get added to that list. A good first half for 1999, demonstrating its ability to keep growing at a 20% annually compounded rate, is all that is necessary for this company to get back to qualifying for further investment. Its balance sheet is back to more quick assets owned than current liabilities owed.

                         7.  NORTHERN TECHNOLOGIES
                               INTERNATIONAL
     Along with Polypipe, Northern Technologies International is one of our smallest holdings. We first invested in this company almost one-and-a-half years ago, and have sold nearly all our shares during this past December. This is a result of Northern Technologies' management reporting that the new fiscal year would be exceedingly difficult, particularly in the first quarter, after flat earnings in 1998. Our research staff will be keeping a close eye on the company. The stock price declined 33% in 1998, but if the company can reposition itself for earnings growth later in the year, and adjusted profits reveal that it continues to qualify under our "Operating Earnings Growth" criterion, we may build our investment up again at bargain prices.

     In summary, several of our Weakest Seven have been greatly reduced in importance before profits vanished. Of course, we are always looking for that weakest stock that may become strong; or at least has the potential for substantial price rebounds. The average decline among our Weakest Seven was 30%, which pales by comparison to the average gain of our Strongest Seven for 1998 at +110%!




















FOR INFORMATION ON OUR LARGEST HOLDINGS, SEE THE TABLE ON THE NEXT PAGE, FOLLOWED BY "OUR GOLDEN DOZEN." =>

PERFORMANCE AND FINANCIAL INFORMATION

     For performance, earnings growth, and balance sheet statistics on our twenty-four largest investments (comprising 60% of the portfolio's market value), we have put together the following table for your convenience:

                                           EARNINGS GROWTH        CURRENT BALANCE SHEET
                                          (1987 - 1997) (a)            Total Debt
                                         # of        Annually     (long- and short-term)
                                         Down       Compounded          as % of                       SHARE PRICE
                                         Years       Earnings                  Working     Year End     Year End      %
                                     for Earnings   Growth Rate      Cash      Capital       1997         1998      Change
                                     ------------  -------------  ----------  ----------  ----------  ------------  -------
  1. Jardine Lloyd Thompson                0         +   26%              6%         32%    1.81 (m)      1.93 (m)      +7%
  2. Rathbone Brothers                     0         +   28%             NO DEBT!           4.00 (m)      5.40 (m)     +35%
  3. First Consulting Group                0 (b)     +   82% (b)          1%          1%        New Investment (n)
  4. Pomeroy Computer Resources            0         +   45%            497%         11%        New Investment (n)
  5. Ballantyne of Omaha                   0 (c)     +   53% (c)          6%          0%        New Investment (n)
  6. Synopsys                              0 (d)     +   89% (d)          3%          4%        New Investment (n)
  7. Benchmark Electronics                 0         +   48%            545%         66%   22.3125       36.625        +64%
  8. Strattec Security                     1 (c)     +   26% (c)         NO DEBT!               New Investment (n)
  9. Dave and Buster's                     1 (c)     +  119% (c)     N/A (k)     N/A (k)        New Investment (n)
10. Brightpoint                            0 (e)     +  131% (e)        754%         75%        New Investment (n)
11. LSI Industries                         2         +   16%             11%          3%        New Investment (n)
12. Kronos                                 0         +   42%             NO DEBT!               New Investment (n)
13. Technitrol                             2         +   26%             82%         41%   30            31.875         +6%
14. Barratt Developments                   2         +    4%             28%          4%        New Investment (n)
15. AFC Cable Systems                      1 (f)     +   28% (f)          8%          5%        New Investment (n)
16. SeaMED                                 0 (g)     +   44% (g)         53%         17%        New Investment (n)
17. Roxboro Group                          0 (h)     +   37% (h)         46%         38%        New Investment (n)
18. The Men's Wearhouse                    0         +   41%            554%         17%        New Investment (n)
19. VT Holding                             0         +   17%            108%         56%        New Investment (n)
20. Grow Biz International                 2 (f)     +   81% (f)     N/A (l)        556%   12            13             +8%
21. Computer Horizons                      1         +   25%              3%          1%        New Investment (n)
22. Anchor Gaming                          0 (i)     +   74% (i)         NO DEBT!               New Investment (n)
23. Vertex Communications                  0         +   26%              7%          1%        New Investment (n)
24. Motorcar Parts and Accessories         0 (c)     +   88% (c)        610%         23%   16.75         11.4375       -32%

Z-SEVEN WEIGHTED AVERAGE                   0 (j)     +   44%            177%        135%                               +19%
(Total Portfolio)

S&P 500 STOCK INDEX                        3         +    9%            348%      1,265%  970.43      1,229.23        + 27%

                                  Please refer to the following page for accompanying notes.


NOTES FOR PERFORMANCE AND FINANCIAL INFORMATION

(a) Companies which have fiscal years already reported for 1998 have been updated to 1988-1998 information.

(b) Result of merger with Integrated Systems Consulting Group in December 1998. 1991 was Integrated Systems first reported year.

(c)  1991 was first reported year.

(d)  1989 was first profitable year reported.

(e)  1989 was first reported year.

(f)  1988 was first reported year.

(g)  1992 was first reported year.

(h)  1990 was first reported year.

(i)  1990 was first profitable year reported.

(j)  Weighted average is 0.42.

(k)  Read "Our Golden Dozen" section for more information.

(l)  Grow  Biz  repurchased  about  67% of its shares in an attempt of two top
     executives  to  take  the  company  private.    As  a  result the company
     exhausted its cash to a miniscule amount.

(m)  Prices in British pound sterling per share.

(n) Made in 1998, fifteen of the eighteen are already profitable for us. They had an average return of 27% for the partial year, not even including dividends. All eighteen new investments had an average return of 20% for the partial year, not including dividends.

OUR GOLDEN DOZEN

1. Our largest investment, JARDINE LLOYD THOMPSON PLC, (JLT) is also our oldest "Golden Dozen" veteran. Originally purchased when it was a one-office insurance wholesale broker, its merger with JIB Group expanded the company into Hong Kong and nearby Asia Pacific. While this may have seemed a negative during such uncertain times for that area of the world, cost savings on combining London offices and other efficiency moves have been a help to last year's earnings growth. Earnings per share rose 16% on operating income growth of 17% for the first half of 1998 for this fine company with good performance history. When growth does return to the Asia Pacific region, the merger should reap the benefit and give relief to the worldwide insurance industry, which has been very competitive and difficult for quite a few years now. Still, this company has been able to achieve consistent growth. While management should be rewarded for their hard work and good results, JLT shares have been ignored by investors.
     Already a large holding, we added to this position during the first half of 1998, when this well-performing company was valued at less than zero. We really could not ask for a better low-risk growth investment than one priced for less than its net cash! While the share price did rise above its net cash by the end of the year (JLT was up 7% in 1998) it is still a bargain at just 11% over its cash. The company has been so profitable to be able to grow its earnings and its cash while also paying a large dividend each year. Including the dividend, our total return was over 12% for the year, even though most small-cap U.K. shares were down. For the three years held in our portfolio, JLT is up 22%, and over 40% including dividends. We strongly feel that there are good reasons to hope for more in the long term.

2. RATHBONE BROTHERS PLC is the second half of our "twin towers." No, we are not talking about the world trade center, nor is this about a basketball team with two centers on the floor. Our "twin towers" are our two largest holdings of the best London-based financial service companies. We increased both positions in 1998, when we had the opportunity to buy them for less than their net cash. While JLT serves the insurance market, Rathbone makes its money by making money for others on their investments. While at first, this may seem like a very volatile business, Rathbone has never had a down year as far back as the public records show. During the first half of 1998, the company's earnings per share rose 32% on a 44% jump in pre-tax profit. Some of this growth has been achieved via the increase of money managers, and a recent acquisition should give them further growth potential.
      Rathbone's share price was able to buck the down year for London's small caps with an increase of 35%. Over just more than a year and a half, when we purchased most of our holding, the shares are already up more than 74%.

3. Like Jardine Lloyd Thompson, FIRST CONSULTING GROUP, INC. is the result of a merger of two good companies. We first bought Integrated Systems Consulting Group, Inc., a specialized developer of computer software applications and systems engineering consultant for the pharmaceutical/life sciences industry. After holding the stock for just half a year, we now have the benefit of the merger. Even though First Consulting's name was chosen to survive, most of the new company comes from the original firm we invested in. Combined on a pro-forma basis, earnings growth and balance sheet strength still exist. However, a much less conservative reporting of earnings by First Consulting has given us a cause for concern in the long term. As a result of this new merger causing a breach in our most important criterion, First Consulting will be one of our first sources of cash this coming year when we need to fund new investments. At the current time, we have enough cash for new buys, and the company has been reporting strong earnings growth. This performance has been a help to the stock price, which rose 32% in the less than eight months we have held it.

4. Our fourth biggest investment, POMEROY COMPUTER RESOURCES, INC., is a tiny high-tech related growth stock that we were able to pick up at bargain prices when such companies fell out of favor this past year. Most of Pomeroy's business has traditionally been the sale of computers to small businesses. However, the company has been very successful in diversifying away from this high-competition, low-margin sector into computer systems services. The service business is far more profitable and has become Pomeroy's focus. Their success in this new area is underlined by the fact that, while total revenues grew by 31% for the nine months of last year reported thus far, service revenues have been up 60%. Due to tough competition in computer sales and the cost of building their service business, earnings per share only rose 18%. Operating income for the last reported quarter grew only 21%, after growing at rates of 40% to 140% over the last five years and close to 40% for the first half of this past year. Long term, the strong growth in services should make its contribution more and more to Pomeroy's overall earnings.
     In its most recently reported year, Pomeroy reported even less earnings to its shareholders than it did to the IRS. We were able to buy Pomeroy when the market was near its low, at even less than seven times our estimate of earnings for the new year, and have made 48% on our holding in just four months, thus far.

5. BALLANTYNE OF OMAHA, INC., a developer and manufacturer of state-of-the-art motion picture projection equipment and systems, is a big fish in a small pond. Prior to our investment, its stock nose-dived half way through 1998, after the company announced it would have a disappointing second quarter. While its next report was considerably better, the stock price failed to recover significantly; we took advantage of the opportunity provided in December by the vacuum of supporters.
     Up until 1998, Ballantyne's poorest year had an operating pre-tax profit increase of 27%. While 1998 probably enables Ballantyne to continue to meet our Consistency of Operating Earnings Growth criterion, its second-quarter drop probably means that the increase will be below 27%. An easier comparison in 1999, particularly in the second quarter, appears to predict a return to accelerated earnings growth.
     Ballantyne beautifully combines conservatism in reported earnings, quality, and a nearly debt-free balance sheet with product engineering and technology that leads the industry. The movie theater industry is the company's market. During the first week of 1999, they signed a letter of intent to supply a minimum of 2,000 complete projection systems to Regal Cinemas (#1 in the industry) over the next two years. This will more than double the company's sales to Regal. Despite the maturity of its multi-cinema concept, rapid growth in North America continues to be Ballantyne's biggest market; and development of new concepts adds further domestic potential. Ballantyne's superb reputation for technical superiority and reliability is placing them head and shoulders above the competition. They have been selected to supply AMC Entertainment's first multi-cinema complex in Hong Kong, and should be the beneficiary of the significant expansion in the Pacific Rim.
     All of this potential was purchased by the Fund at eight times our estimate of 1999 earnings. No wonder we already see the shares 22% higher in barely two weeks ownership at year-end. Of course, this short-term gain is only impressive when added to the growth which seems to be in Ballantyne's future.

6. How fitting that SYNOPSYS, INC. should follow Ballantyne in the list of our largest holdings. Both were bought in December, and both are relatively small companies which enjoy big prospects. Synopsys holds an excellent reputation for the engineering, designing, and testing of "systems on a chip," solutions to the rapidly changing high-tech microprocessor and its related industries. This company is the brain behind nearly all of the new breakthroughs in the electronics and semiconductor industries, accelerating the design-to-market process of these modern wonders. That's why Synopsys earns a phenomenal 87% gross-profit margin and invests in excess of 20% of its sales in research and development. Fortunately for us, the margins are heading higher! At year-end, Synopsys held $600 million in cash and short-term investments, compared to approximately $20 million in long-term and short-term debt combined. All this from a company that didn't even break into double-digit profits (in millions) until 1993. The 10% increase in Synopsys' share price is unimportant, since any results under one month are meaningless.
 We believe, however, that this company is a superbly managed enterprise carving out an unusually profitable future.

7. While Synopsys may be the brain behind some of the world's most important electronics engineering, BENCHMARK ELECTRONICS, INC. is the brawn. It is responsible for conducting the small trial runs of new micro-circuitry for some of the most advanced electronic firms that develop new products for a variety of industries. Unfortunately for Benchmark, brawn is not the most rewarded asset, as evidenced by the differ-
ence between Synopsys' 87% gross-profit margin and Benchmark's of approximately 11%. Fortunately for the Fund, the company does make up for this with good volume growth and a more diversified base of customers than it had a few years ago.
     Benchmark's stock price finished 1998 with an increase of 64% for the full year (see Strongest Seven, page 30). It continues to be strong, reaching all-time highs early this new year - even on down days for Wall Street.

8. STRATTEC SECURITY CORPORATION is one of the nine new investments in our Golden Dozen. It is in the forefront of auto security, making a variety of locks and related security systems for the major auto manufacturers, both domestic and foreign. Its new relationship with Mitsubishi will, hopefully, mean more growth ahead for Strattec in Japan and Europe.
     A General Motors strike reduced the company's sales to GM by 22% year-to-year in Strattec's first fiscal quarter. Despite this, good cost control, new business, and continued business with Ford and Chrysler were all factors that helped turn flat sales into a 24% increase (year-to-year) in operating profit for the first quarter of Strattec's fiscal year. We like management that can perform even under adverse circumstances!
     At this time, they have just reported on the next quarter. They had an easy time on a 10% rise in sales, as pre-tax profits rose approximately 39% year-to-year. While part of the rise in earnings may have come from the low price of zinc (their main raw material), the rest is just good management.
     We are not the only ones who see value here; the company is buying back its shares on the open market. Even after a 9% rise for us in less than nine months of holding in 1998, Strattec shares still sell for only seven-and-one-half times estimated earnings for the coming year.

9. DAVE AND BUSTER'S, INC. is also a new investment, made four months ago. Unfortunately, that is about all it has in common with our other new holdings discussed in this section. This is a rapidly expanding company with a unique dining/entertainment concept that spends a great deal of cash opening new units. They have even made new expansion commitments in some foreign markets.
 In  the  past,  they successfully financed with new shares in their 1995 IPO,
and
second  offering  in  late  1997;  however,  this year's volatile stock market caused them to go to their bank instead. The result is that they no longer come close to meeting either of our two balance sheet criteria, just six months after meeting both with ease.
     Growth is strong, as the company has now just announced that sales for the fiscal year, ended January 31, rose 40% on higher-than-expected fourth quarter volumes and sales. Our investment return rose over 13%. Cash is gone, however, and is being replaced with debt. We will keep a close eye on both the balance sheet's negative trend and the less-than-conservative reporting of earnings, cutting or eliminating our risk if necessary.

10. We have been asked many times if some of our very thinly traded stocks of small companies are more volatile, or riskier, than those more heavily traded. While this may be true in some cases, our next largest investment, BRIGHTPOINT, INC., proves that there is no rule. This is a very actively traded stock which, more often than not, will trade a million or more shares in one day. It is also a large company, for our portfolio, recently reporting sales of over $1.6 billion; and yet, we have rarely seen a stock as volatile as Brightpoint.
     We really never thought there would be an opportunity for us to buy this stock when we first looked at the company. Sure, it met the growth and quality criteria. The stock price, however, was at fifty-six times what they would earn the next year. Although Brightpoint has no manufacturing risk from falling currencies in Asia a year earlier, its stock was amazingly cut in half in less than a week, when the high-tech U.S. stocks went into a nose-dive after a mini-crash in Hong Kong. As a leading distributor (inventory manager) of headsets and related products and parts to the global wireless telecommunications industry, lower prices means more volume and serves to help Brightpoint's business. As we were told by their CEO, "the trend is our friend." Still, even at half the price, twenty-eight times earnings isn't even close to what we would pay for our investment. Fortunately, during 1998, the stock was cut by more than half again. We were able to buy Brightpoint at less than one-fourth of the price it sold at less than a year before, even though earnings continued to grow, and pay only seven times estimated earnings for the new year.

     We have been impressed with the company's conservative reporting methods. In 1997, Brightpoint's reported earnings to the public were one-fourth less
than  what  they  paid  taxes  on.    It  was  the  fourth  straight  year  of
underreporting.    This  conservatism  combined  with  good  value  and  the
development of custom services will enhance profitability. Held for just four months, Brighpoint rose 48% above our purchase price by year-end.

11. Our next largest investment, LSI INDUSTRIES, INC., has two things in common with Brighpoint: ultra-conservative accounting and strong earnings. Only twice in the last seven years has LSI reported earnings to the public above the profit declared to the IRS. Only twice in this seven-year period has LSI not achieved operating profit growth of 20% or more. In the first two quarters of fiscal 1999, LSI has increased its sales 22% and 17%, respectively, while earnings per share increased 29% and 24%, respectively.
     Fortunately, the similarities between LSI and Brightpoint do no include volatile stock activity. LSI is very thinly traded, and its share price is quite steady. Our biggest concern is its cyclical earnings behavior in the 1991 and 1992 U.S. recession. Bought two weeks before the end of our third quarter, LSI is up 17% in a period too short to be meaningful. It is still at a bargain price of approximately seven times estimated earnings for fiscal year 2000.

12. The final "Golden Dozen" stock is KRONOS, one of the newer investments. It is considered to be a technology stock, but more appropriately described as a progressive and proprietary leading developer of human resource management systems. As productivity and efficiency are the aspiration of U.S. and international companies in a highly competitive global economy, Kronos is the pioneer of new systems that provide information and solutions to manage labor costs in a variety of industrial applications.
     There have been no previous cyclical problems at Kronos. The company has very conservative reported earnings, along with an aggressive stock buy-back program. Newly broadened product lines, and fewer shares, enhance current earnings potential. When we combine all these characteristics, and add a balance sheet with no long-term or short-term debt, and superb profit margins,

Kronos nearly tops our list of the quality companies we're invested in.
     Bought mid-way through the third quarter, Kronos is already up about 25%. We are certainly hopeful that strong investment results are merely the beginning in Z-Seven's twelfth largest position.

     While we normally prefer to view our returns with no shorter than annual frequency, nine of our twelve largest holdings are investments first made in 1998. In fact, nine of the next twelve largest holdings are new, as well. We would not expect 23 out of these 24 to be up in the roller-coaster year of 1998; but we certainly won't complain, since that is the case!











































SEE NEXT PAGE FOR A LOOK AT OUR PORTFOLIO'S PAST PERFORMANCE. =>

PAST PERFORMANCE

The  following  is  an historical look at our portfolio's performance, year by
year,  through  the  1990s.    All  investment  returns  are calculated before
including corporate expenses, but after deducting commissions.

PERFORMANCE IN 1997

     During the year, the Fund reduced exposure to troublesome monetary and broad market conditions in the U.K. by eliminating many British holdings that no longer met the criteria. Most of the new investments made in 1997 were domestic small caps, and gave us a well-diversified portfolio. Z-Seven's fourteenth year closed with a 21% annual return on our investment portfolio in a market that greatly favored blue-chip stocks and bonds.

PERFORMANCE IN 1996

     This year was a landmark period for U.S. and European markets, with record highs and a volatile environment for specific stock sectors. While the mature bull market of this year saw prices driven by expectations, our approach focused on long-term growth investing, designed to avoid chasing after the latest market trends. Z-Seven's thirteenth year closed with an 18% annual return on our investment portfolio, which was dominated by U.K. and Western European stocks.

PERFORMANCE IN 1995

     Our 1995 portfolio was primarily invested in the U.K. and Western Europe, and increased each and every quarter along with our net asset value. Out of 98 World Equity Funds, Z-Seven was ranked #1 by Lipper Analytical Services for that year (as reported in January 1, 1996 Barron's), despite holding substantial cash reserves as U.K. interest rates were rising for a large portion of 1995. Our Fund's twelfth year closed with better than 32% growth in our investment portfolio.

PERFORMANCE IN 1994

     We started 1994 with nearly 22% in domestic holdings, and by the close held only 2% in the U.S. We accomplished the feat of not losing money during that year, while most comparable funds were not nearly so fortunate. All in all, Z-Seven's eleventh year closed with better than 1% growth in our investment portfolio.

PERFORMANCE IN 1993

     Europe battled against a recession in 1993 with low interest rates. This created a positive environment for the European markets, which represented nearly 80% of Z-Seven's holdings. Our investment portfolio and per share net asset value grew for all four quarters of 1993. Our Fund's tenth year closed with 19% growth in our investment portfolio.

PERFORMANCE IN 1992

     In 1992, European secondary issues, which made up nearly 80% of our portfolio, suffered a severe blow when Denmark voted against the Maastricht Treaty (designed to stabilize economic and political relationships in the European community). This caused a five-month decline in the market prices of most European investments in our portfolio. Our ninth year as a public company was our least productive, with a more than 12% loss in our portfolio.

PERFORMANCE IN 1991

     The year of 1991 brought wonderful news to our portfolio. About two thirds of our investments were invested in the U.K. Z-Seven Fund was the performance leader for that year among all closed-end and open-end funds invested primarily in Europe. Our eighth year as a public company was our most productive, with a 54% gain in our portfolio.

PERFORMANCE  IN  1990

While we were excited with the returns in 1991, it was the defensive performance in the bear-market year of 1990 that we are most pleased with. By the end of 1990, our search for exceptional value gave us a portfolio invested 67% in the U.K. and Western Europe, and 28% in the U.S. In a very difficult year for markets around the world, the Fund was able to minimize portfolio losses to just over 5%. Relative to other closed-end funds invested primarily in Europe, Z-Seven was the performance leader at year-end, based on market value (see chart on page 9).

SPECIAL FEATURE OF THE FUND

BONUS/PENALTY PERFORMANCE INCENTIVE

     Z-Seven's net asset value performance (after expenses) must exceed the S&P 500 by ten percentage points (as an example: 15% for Z-Seven vs. 5% for the S&P 500) for the Advisor to earn a minimum quarterly bonus of one quarter of one percent.
     This unique bonus/penalty arrangement between Z-Seven Fund and its Advisor is not just theoretical. It is one resulting in actual payments to or by Z-Seven Fund's Advisor. For example, in 1992, British small-cap stocks and other European-traded shares underperformed compared to U.S. blue-chip stocks, a result of a selling panic due to uncertainty over the European Union's Maastricht Treaty. Though it might have been more appropriate to compare Z-Seven Fund's performance to London's Unlisted Securities Market Index (since most of the Fund's portfolio was invested in the U.K.), it was instead compared to the S&P 500, as per the arrangement. This comparison resulted in the Advisor paying penalties to the Fund in excess of $230,000. The performance arrangement compares Z-Seven's net asset value (even after all ordinary expenses) vs. an expense-free S&P 500 Index for the latest 12-month period.

Special bonus/penalty incentive:

-------------------------------------------
Trailing 12 months             Quarterly
Percentage Point Difference  Bonus/Penalty
---------------------------  --------------
0  to  9.9                               0%
10 to 14.9                             1/4%
15 to 19.9                             3/8%
20 to 24.9                             1/2%
25 to 29.9                             5/8%
30 to 34.9                             3/4%
35 to 39.9                             7/8%
40 to 44.9                               1%
45 to 49.9                           1 1/8%
50 to 54.9                           1 1/4%
55 to 59.9                           1 3/8%
60 to 64.9                           1 1/2%
65 to 69.9                           1 5/8%
70 to 74.9                           1 3/4%
75 to 79.9                           1 7/8%
80 to 84.9                               2%
85 to 89.9                           2 1/8%
90 to 94.9                           2 1/4%
95 to 99.9                           2 3/8%
100 or more                          2 1/2%
-------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued.

FOREIGN SECURITIES

     The Fund may invest up to 100% of its total asset value in securities of foreign issuers. ONLY DEVELOPED MARKETS, not emerging markets, ARE CONSIDERED SAFE FOR OUR GLOBAL DIVERSIFICATION. As a result, in our own Western Hemisphere, we invest in the U.S. and Canada only (not in Latin America). In Europe, we invest only in Western and Northern nations, not in Eastern countries. In the Pacific, we have only invested in Japan and Australia. We do not invest in Africa or Asia (other than Japan).

OPTIONS ON STOCK INDEX FUTURES

     The Fund may consider from time to time the purchase and sale of call and put options on stock index futures traded on U.S. or foreign stock exchanges as an alternative method of hedging market fluctuations. Purchases and sales of options will also be made to close out open option positions. The Fund's Board of Directors has approved these special investment techniques as an alternative means of protecting the portfolio when, in the Advisor's opinion, such hedging transactions may reduce risk in anticipation of adverse price movements. One such transaction occurred during October of 1998. At this time, the portfolio was fully invested, and the abundance of value argued against raising cash the way we would normally reduce risk.

FOREIGN CURRENCY CONTRACTS

     THE FUND CURRENTLY ENGAGES IN HEDGING AS A MEANS OF RISK PROTECTION AGAINST LOSSES DUE TO ADVERSE CURRENCY FLUCTUATIONS. To this extent, the Fund engages in transactions using forward currency exchange contracts. Since there is no initial payment or any cash payments on daily mark-to-markets using foreign currency contracts, this hedging method gives the Fund the ability to invest all of its assets in common stocks, including assets that were previously unavailable when hedging with put options.

GENERAL INFORMATION

THE FUND

     Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on the Nasdaq National Market System and on the Pacific Exchange.
     The Fund is managed by TOP Fund Management, Inc., (the Advisor), whose president is Mr. Barry Ziskin.

SHAREHOLDER INFORMATION

     Net asset value and market price information about the Fund shares are published each Monday in Barron's and The Wall Street Journal. For a current quote of the stock price, shareholders can contact any brokerage house, or contact the Fund directly for prices and latest net asset value.
     Very often shares can be bought or sold for a more advantageous price on either (but not both) of the markets. Be sure to get quotes on both the ZSEV (Nasdaq) and ZSE (Pacific) before you place your order.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS

     A dividend and capital gains reinvestment program is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock.
     Shareholders who wish to participate in the program and have physical possession of their share certificates (holders of record) should contact Norwest Bank Minnesota, Shareowner Services, our Transfer Agent, at (800) 468-9716. Shareholders who do not have physical possession of their share certificates (street name) should call their broker or custodian.
     Deemed distributions of taxes we pay on long-term capital gains are not part of this plan.

SHARE REPURCHASES

     Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market.
     Please,  see  "Share  Repurchases"  on  page  7  of  the  Letter  to  Our
Shareholders.

PLEASE SEE Z-SEVEN'S SCHEDULE OF INVESTMENTS, FINANCIAL STATEMENTS, AND NOTES TO THE FINANCIAL STATEMENTS, NEXT. =>


Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at December 31, 1998

----------------------------------------------------------
Common Stocks (a)                      SHARES     VALUE
----------------------------------------------------------
APPAREL & ACCESSORIES  -  5.3%
 Abbeycrest Plc                         10,000  $   16,620
 The Men's Wearhouse, Inc. (c)          11,400     361,950
 Nautica Enterprises, Inc. (c)          17,700     265,500
 Quiksilver, Inc. (c)                    6,800     204,000
 Tarrant Apparel Group (c)               5,100     202,725
                                                ----------
                                                 1,050,795
                                                ----------
AUTOMOTIVE & TRANSPORTATION  -  4.5%
 Autopistas C.E. SA                      9,740     161,979
 Motorcar Parts
     and Accessories, Inc. (c)          29,200     333,990
 Strattec Security Corporation (c)      13,600     408,000
                                                ----------
                                                   903,969
                                                ----------
BUILDING & MATERIALS  -  5.4%
 American Homestar
     Corporation (c)                    16,550     248,250
 Barratt Developments Plc              103,000     396,962
 NCI Building Systems, Inc. (c)          9,400     264,375
 Nobility Homes, Inc. (c)               12,800     164,006
                                                ----------
                                                 1,073,593
                                                ----------
BUSINESS SERVICES & SUPPLIES  -  2.5%
 Day Runner, Inc. (c)                   17,500     253,750
 Dudley Jenkins Group Plc               28,400     234,868
                                                ----------
                                                   488,618
                                                ----------
COMMUNICATION  -  4.8%
 AVT Corporation (c)                     7,200     208,800
 Brightpoint, Inc. (c)                  29,400     404,250
 Vertex Communications
     Corporation (c)                    21,200     336,550
                                                ----------
                                                   949,600
                                                ----------
COMPUTER & RELATED  -  19.6%
 CIBER, Inc. (c)                         7,200     201,154
 Computer Horizons
     Corporation (c)                    13,000     346,125
 Cybex Computer Products
     Corporation (c)                     7,650     224,719
 Hummingbird
     Communications Ltd. (c)            15,300     300,263
 Insight Enterprises, Inc. (c)           4,125     209,859
 First Consulting Group, Inc.  (c)(b)   27,300     559,650
 Kronos, Inc. (c)                        9,100     403,248

----------------------------------------------------------
Common Stocks (a)                      SHARES     VALUE
----------------------------------------------------------

 Oracle Corporation (c)                  4,400     189,750
 Pomeroy Computer
     Resources, Inc. (c)                19,900     447,750
 Rainbow Technologies, Inc. (c)          3,500      65,846
 Smart Modular
     Technologies, Inc. (c)              8,700     241,425
 Synopsys, Inc. (c)                      7,700     417,725
 Zebra Technologies Corporation (c)      9,900     284,625
                                                ----------
                                                 3,892,139
                                                ----------
ELECTRICAL & ELECTRONICS  -  9.1%
 AFC Cable Systems, Inc. (c)            11,700     393,412
 Benchmark Electronics, Inc. (c)        11,200     410,200
 LSI Industries, Inc.                   18,000     403,884
 Roxboro Group Plc                     100,500     382,302
 TT Group Plc                           61,900     218,569
                                                ----------
                                                 1,808,367
                                                ----------
FINANCIAL SERVICES  -  8.3%
 Jardine Lloyd Thompson Group Plc      269,100     858,967
 Rathbone Brothers Plc                  88,500     790,393
                                                ----------
                                                 1,649,360
                                                ----------
FOOD & BEVERAGE  -  1.4%
 Carlsberg A/S                           2,700     155,542
 Lindt & Sprungli AG                        46     120,568
                                                ----------
                                                   276,110
                                                ----------
HEALTH & PERSONAL CARE  -  4.8%
 Astra AB                               10,586     215,266
 L'Oreal                                   325     234,938
 Nature's Sunshine Products, Inc.       20,600     314,150
 Novartis AG                                99     194,612
                                                ----------
                                                   958,966
                                                ----------
LEISURE  -  5.9%
 Anchor Gaming (c)                       6,000     338,250
 Ballantyne of Omaha, Inc. (c)          48,100     423,905
 Dave and Buster's, Inc. (c)            17,600     405,909
                                                ----------
                                                 1,168,064
                                                ----------
MEDICAL SERVICES & SUPPLIES  -  3.4%
 National Dentex Corporation (c)        17,100     286,425
 SeaMED Corporation (c)                 34,500     388,125
                                                ----------
                                                   674,550
                                                ----------

See accompanying notes to financial statements.


Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at December 31, 1998    Continued

--------------------------------------------------------------------
Common Stocks (a)                             SHARES        VALUE
--------------------------------------------------------------------
MULTI-INDUSTRY  -  5.8%
 Kaydon Corporation                               5,200      208,328
 Technitrol, Inc.                                12,600      401,625
 Tomkins Plc                                     42,666      199,720
 VT Holding A/S                                  10,565      347,314
                                                         -----------
                                                           1,156,987
                                                         -----------
PLASTICS  -  1.6%
 Northern Technologies
     International Corporation                   23,300      148,537
 Polypipe Plc                                    88,200      166,257
                                                         -----------
                                                             314,794
                                                         -----------
RETAIL  -  1.9%
 Grow Biz International, Inc. (c)                26,700      347,100
 Westfair Foods Ltd.                                360       29,421
                                                         -----------
                                                             376,521
                                                         -----------

MISCELLANEOUS  -  2.3% (C)                       45,000      451,975
--------------------------------------------------------------------
TOTAL COMMON STOCKS  -  86.6%
     (Cost $15,675,794) (d)                              $17,194,408
--------------------------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
     LESS LIABILITIES  -  13.4%                            2,660,460
--------------------------------------------------------------------
NET ASSETS  -  100.0%
     (Equivalent to $7.80 per share based
     on 2,545,031 shares of capital stock
     outstanding)                                        $19,854,868
====================================================================

(a)  Percentages are based on net assets of $19,854,868.
(b)  Result of merger with Integrated Systems Consulting Group, Inc.
(c)  Non-income producing investment.
(d) Aggregate cost for federal income tax purposes was $15,680,241 at December 31, 1998. Net unrealized appreciation for all securities was $1,514,167. This consisted of aggregate gross unrealized appreciation of $3,410,772 of securities with an excess of fair value over tax cost and aggregate gross unrealized depreciation of $1,896,605 of securities with an excess of tax cost over fair value.


------------------------------------
COMMON STOCKS BY COUNTRY
------------------------------------
Percent  Country               Value
------------------------------------
  70.8%  United States   $12,169,847
  19.0%  United Kingdom    3,264,658
   2.9%  Denmark             502,856
   1.9%  Canada              329,684
   1.8%  Switzerland         315,180
   1.4%  France              234,938
   1.3%  Sweden              215,266
    .9%  Spain               161,979
------------------------------------
 100.0%                  $17,194,408
====================================

See accompanying notes to financial statements.


Z-Seven Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
at December 31, 1998

ASSETS

Investments in securities, at value
 (identified cost $15,675,794)            $17,194,408
Cash                                          588,515
Receivables
 Dividends and interest                        85,991
 Securities sold                            2,443,779
 Due from investment advisor                   70,800
 Other                                         16,558
Other assets                                   27,631
                                          ------------
Total assets                               20,427,682
                                          ------------

LIABILITIES

Payables
 Securities purchased                         199,580
 Income taxes                                 314,128
 Other                                         59,106
                                          ------------
Total liabilities                             572,814
                                          ------------

NET ASSETS                                $19,854,868
                                          ============

NET ASSETS REPRESENTED BY

Capital stock, $1.00 par value:
 7,700,000 shares authorized,
 3,268,858 shares issued                  $ 3,268,858
Additional paid-in capital                 21,050,898
Treasury stock, 723,827 shares, at cost    (6,077,626)
                                          ------------
                                           18,242,130
Accumulated net realized gains on
 investments, currency transactions
 and options                                  122,000
Net unrealized appreciation on
 investments and currency translations      1,490,738
Undistributed net investment income                 0
                                          ------------

NET ASSETS (EQUIVALENT TO $7.80 PER
 SHARE BASED ON 2,545,031 SHARES OF
 CAPITAL STOCK OUTSTANDING)               $19,854,868
                                          ============


Z-Seven Fund, Inc.
STATEMENT OF OPERATIONS
Year Ended December 31, 1998

INVESTMENT INCOME

Dividends, net of nonreclaimable
 foreign taxes of $32,526                  $  228,068
Interest                                       34,369
                                           -----------
Total investment income                       262,437
                                           -----------
Expenses
Investment advisory base fee                  258,381
Performance penalty                          (476,146)
Compensation and benefits                     138,194
Transfer agent fees                            18,480
Professional fees                             107,783
Officer indemnity                              87,662
Custodian fees                                 37,000
Printing and postage                           26,213
Office and miscellaneous expenses              39,853
Insurance expense                               2,247
Directors' fees and expenses                   18,653
Dues and filing fees                           15,870
Shareholder relations & communications         10,717
Interest expense                                5,400
Rent expense                                   12,235
                                           -----------
Total expenses                                302,542
Expenses reduced through offset
 arrangements                                  (4,200)
                                           -----------
Net expenses                                  298,342
                                           -----------
Net investment loss                           (35,905)
                                           -----------
REALIZED & UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments and
 currency transactions                      1,483,371
Net realized loss on options                 (174,496)
Provision for income taxes on
 realized gain                               (314,128)
Change in unrealized appreciation of
 investments and currency translations        146,341
                                           -----------
Net gain on investments, currency
transactions and options                    1,141,088
                                           -----------
Net increase in net assets
 from operations                           $1,105,183
                                           ===========

See accompanying notes to financial statements.


Z-Seven Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS
Years Ended December 31, 1998
and December 31, 1997

                                    1998          1997
                                ------------  ------------

NET ASSETS,
Beginning of Year               $20,161,112   $22,841,484
                                ------------  ------------

OPERATIONS
Net investment income (loss)        (35,905)      273,005
Net realized gain on
 investments, currency
 transactions and options           994,747     3,694,931
Change in unrealized
 appreciation (depreciation)
 of investments and
 currency translations              146,341    (1,941,475)
                                ------------  ------------
Net increase in net assets
 from operations                  1,105,183     2,026,461
                                ------------  ------------

DIVIDENDS AND DISTRIBUTIONS
From net investment income         (146,606)     (131,265)
From net realized gain on
 investments, currency
 transactions and options          (300,388)   (3,692,101)
                                ------------  ------------
Decrease in net assets from
 dividends and distributions       (446,994)   (3,823,366)
                                ------------  ------------

SHARE TRANSACTIONS
Treasury stock purchases           (980,119)   (1,007,031)
Reinvested dividends and
 distributions                       15,686       123,564
                                ------------  ------------
Decrease in net assets from
 share transactions                (964,433)     (883,467)
                                ------------  ------------

Net Decrease in Net Assets         (306,244)   (2,680,372)
                                ------------  ------------

NET ASSETS,
 End of Year (including
 Undistributed net investment
 income of $0 and
 $433,630, respectively)        $19,854,868   $20,161,112
                                ============  ============

See accompanying notes to financial statements.

Z-Seven Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.
     The following is a summary of significant accounting policies followed by the Fund in the preparation of financial statements.

     SECURITY VALUATION - Securities traded on national securities exchanges, other than the London Stock Exchange, are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter, except VT Holding A/S which is valued at the midpoint between the bid and the ask. Securities traded on the London Stock Exchange are valued at the mid-close price. If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors. Temporary investments in short-term money market securities are valued at market based on quoted third-party prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

     FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.
     Investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Due to the differing treatment for tax purposes of certain income and capital gain items, as of December 31, 1998, the Fund has reclassified to paid in capital, $<251,119> from undistributed net investment income and $262,488 from accumulated capital gains.

     SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

     FOREIGN  CURRENCY  TRANSLATION  -  The  books and records of the Fund are
maintained  in  U.S.  dollars.    Foreign currency amounts are translated into
U.S. dollars on the following basis:

(i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and

(ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

     Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Dividends are shown net of foreign exchange gains or losses which represent currency gains or losses realized between the ex-dividend and payment dates on dividends.

     FORWARD CURRENCY CONTRACTS - As foreign securities are purchased, the Fund enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains on investments and currency transactions in the Statement of Operations.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 2 - TREASURY STOCK TRANSACTIONS

     From January 1, 1997 through December 31, 1998, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:

                             Average
Year  Number of     Cost     Discount
        Share                Per Share
----  ---------  ----------  ---------
1998    127,500  $  980,119  $    0.10
1997    106,400  $1,007,031  $    0.06

     In 1996, the Fund established a distribution reinvestment plan to allow shareholders to reinvest their distributions in shares of the Fund. When the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. When the Fund is selling at a discount, distributions will be reinvested at market price. On December 30, 1998, 1,995 shares of the Fund were distributed to plan participants at $7.86 per share (net asset value). This distribution increased the Fund's total net assets by $15,686.
     In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. The Fund is obligated to register these shares for sale in the open market upon Agape's request. Agape has requested that the Fund repurchase these shares as an alternative to registration. The Fund agreed, subject to regulatory approval, to repurchase the Agape shares over an 18-month period, at a price of one-half of one percent below the net asset value at the time of each repurchase, provided that the Fund's shares are trading at or above net asset value. On July 31, 1997, the Fund filed an application with the Securities and Exchange Commission (the "SEC") seeking the necessary regulatory approval. On September 15, 1998, the SEC published a notice to the effect that an order granting the application would be issued unless the SEC ordered a hearing. A request for a hearing was made to the SEC, which the Fund opposed. The SEC is currently reviewing the request for a hearing and the Fund's opposition to it to determine whether to order a hearing, or alternatively, issue the order granting the application without a hearing.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term money market securities) during the year ended December 31, 1998, were:

           Common Stocks   Treasury Bills
           --------------  ---------------
Purchases  $   14,319,714  $     4,472,277
Sales      $   18,450,640  $     4,487,409

NOTE 4 - FOREIGN CURRENCY CONTRACTS

     At December 31, 1998, the Fund had contracts, maturing on February 16, 1999, and

November 16, 1999, to sell $5 million in foreign currency (2 million Swiss francs, 2 million British pounds, and 1/2 million Canadian dollars). These contracts were marked-to-market on December 31, 1998, resulting in a net unrealized loss of $27,876. This unrealized loss is included as a component of receivables from securities sold, in the Statement of Assets and Liabilities.

NOTE 5 - OPTIONS TRANSACTIONS

     The Fund may from time to time purchase and sell call and put options on stock indexes which are traded on national securities exchanges as a method of hedging market fluctuations. The Fund may liquidate the call and put option purchased or sold by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.
     An option may be closed out only on an exchange which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit.
     During the year ended December 31, 1998, the cost of option contracts purchased, and the proceeds from option contracts sold, were $455,070 and $280,574, respectively.

NOTE 6 - LEASE COMMITMENTS

     The Fund is obligated under a three-year operating lease, for its Mesa, Arizona corporate office, which expires on June 30, 2001. Minimum lease payments due are as follows:

Year ended December 31:
  1999                             $23,426
  2000                              23,807
  2001                              11,999
                                   -------
     Total minimum lease payments  $59,232

     Rent expense for the year ended December 31, 1998 was $12,235.

NOTE 7 - INVESTMENT ADVISORY FEES AND PERFORMANCE BONUS/PENALTIES

     TOP Fund Management is the Fund's investment advisor (the "Advisor"). Under an agreement between the Fund and the Advisor, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Advisor. The agreement provides for base management fees equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the year ended December 31, 1998, the base management fees aggregated $258,381.

     In addition to the base management fees, the Advisor will receive a bonus for extraordinary performance or pay a penalty for underperformance. The bonus/penalty performance arrangement uses the S&P Index of 500 Composite Stocks ("S&P 500 Index") as a measure of performance against which the performance of the Advisor will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty can exceed the base management fees. Furthermore, the bonus/penalty arrangement will not become operative unless the performance of the Advisor exceeds, either positively or negatively, the S&P 500 Index percentage change during the sam2e period of time by more than 10%. For the year ended December 31, 1998, the performance penalty aggregated $476,146.
     The agreement also provides that if the Fund's expenses on an annual basis (including the base management fees, but excluding any bonus or penalty payments, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Advisor shall reimburse the Fund for any such excess up to the aggregate amount of the basic advisory fee. For the year ended December 31, 1998, an expense reimbursement was not required.

NOTE 8 - DISTRIBUTIONS TO SHAREHOLDERS

     On September 15, 1998, the Board of Directors declared $0.1744 per share remainder distribution. This represents undistributed net investment income and short-term capital gains for 1997. These distributions were paid on December 30, 1998, to shareholders of record on December 21, 1998. The Fund intends to distribute short-term capital gains and net investment income for 1998 on or before December 31, 1999.

NOTE 9 - FEDERAL INCOME TAX INFORMATION

     For federal income tax purposes, in 1998, the Fund realized net capital gains of $897,508 and investment company taxable income of $121,963. The
Board of Directors elected to retain 1998 net capital gains and provided federal income taxes of $314,128 on these retained gains.

NOTE 10 - RELATED PARTIES

     Directors of the Fund who are not officers or otherwise affiliated with the Advisor are paid $500 per meeting plus out-of-pocket expenses.
     At December 31, 1998, Barry Ziskin, an officer and director of the Fund, owned 604,628 shares of the Fund's capital stock. He is also an officer and director of the Advisor.
     In March 1998, the Board of Directors granted the request from Barry Ziskin, an officer and director of the Fund, to indemnify certain costs incurred in the defense of a legal action relating to the management of the Fund. The total amount of the indemnity equaled $87,662 (3.3 cents per share) and is included in the Statement of Operations.
     On December 31, 1997, the Fund received a contribution of 23,600 shares of Z-Seven Fund stock from Ziskin Asset Management, an affiliate of the Fund. The shares are included in the Treasury Stock balance.

NOTE 11 - LINE OF CREDIT

     The Fund has a $1,300,000 line of credit with its custodian bank which is secured by investment securities with an aggregate market value not to exceed 15% of the value of the Fund's total assets. Borrowings against the line are charged interest at a rate of prime plus 1/2%. The maximum amount outstanding against the line during the twelve months ended December 31, 1998, was $500,000. The line of credit expires August 7, 1999.
     The purpose of the line is to enable the Advisor flexibility in selling shares of portfolio investments at such time and price as is consistent with the investment discipline employed and is in the best interest of the shareholders. If the full amount of the line of credit were utilized, it would represent less than 10% of the net assets of the Fund at December 31, 1998.

NOTE 12 - EXPENSE OFFSET ARRANGEMENT

     Through an arrangement with Standard & Poor's Securities ("S&P"), commissions paid to S&P earn soft dollar credits. The Advisor may direct S&P to use the credits to pay certain Fund expenses. For the year ended December 31, 1998, the Advisor applied $4,200 of these soft dollar credits towards the payment of office and miscellaneous expenses of the Fund.

Z-SEVEN'S FINANCIAL HIGHLIGHTS ARE NEXT. =>


Z-Seven Fund, Inc.
FINANCIAL HIGHLIGHTS

The  following  represents  selected  data  for a share outstanding throughout the year.  All share and  per  share data has been adjusted to reflect the two-for-one stock split in December 1997, and
the  three-for-two  stock  split  in  April  1986.    Financial Highlights include fifteen years of
information - since Fund inception.
---------------------------------------------------------------------------------------------------
For the year ended December 31,                               1998      1997       1996      1995
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                          $  7.55   $   8.20   $  8.74   $  8.32
                                                            --------  ---------  --------  --------
Net investment income (loss)                                    -0-       0.11     (0.06)     0.06
Net realized and unrealized gains (losses) on investments
   and currency transactions before income taxes               0.55       1.05      1.01      1.88
                                                            --------  ---------  --------  --------
Total increase (decrease) from investment operations           0.55       1.16      0.95      1.94
Distributions to shareholders from net investment income      (0.06)     (0.05)    (0.03)    (0.44)
Distributions to shareholders from net capital gains          (0.12)     (1.38)    (1.46)    (1.08)
Income taxes on capital gains paid on behalf of
   shareholders                                               (0.12)     (0.45)      -0-       -0-
Capital contribution                                            -0-       0.07       -0-       -0-
                                                            --------  ---------  --------  --------
Net increase (decrease) in net asset value                    (0.30)     (0.65)    (0.54)     0.42
                                                            --------  ---------  --------  --------
Net asset value, end of year                                $  7.80   $   7.55   $  8.20   $  8.74
                                                            ========  =========  ========  ========

Per share market value, end of year                         $  8.00   $  11.00   $ 10.25   $ 11.13
Total investment return (a)                                  (24.5%)   34.0%(d)     8.9%     58.3%
Ratio of expenses before performance bonus/penalty to
   average net assets (c)                                       3.8%       3.0%     3.2%      2.9%
Ratio of expenses to average net assets (c)                     1.5%       1.0%     3.0%      2.0%
Ratio of net investment income (loss) to average
   net assets                                                 (0.2%)       1.1%    (0.6%)     0.9%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        73.1%     111.3%    66.4%     36.1%
---------------------------------------------------------------------------------------------------
Number of shares outstanding, end of year (in 000's)          2,545      2,671    2,785     2,771
Net assets, end of year (in 000's)                           19,855     20,161   22,841    24,220
---------------------------------------------------------------------------------------------------

(a)  Based on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing market price on the distribution date.
(b)  Calculations based on weighted average number of shares outstanding of 2,588,376 for the year.
(c)  Ratios reflect expenses gross of expense offset arrangement for the years ended December 31,
     1995 through  December  31,  1998.
(d)  Total investment return without the capital contribution would have been 33.2%


------------------------------------------------------------------------------------------------------------
1994        1993    1992(b)     1991      1990      1989      1988      1987      1986      1985      1984
------------------------------------------------------------------------------------------------------------
 8.50     $  7.56   $  8.83   $  6.08   $  6.62   $  7.16   $  7.61   $  8.04   $  5.94   $  4.33   $  4.60
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
(0.08)       0.06      0.02     (0.09)     0.08      0.23      0.01     (0.07)    (0.18)    (0.08)      -0-

(0.07)       1.11     (1.29)     2.84     (0.56)    (0.40)     0.07     (0.02)     2.50      1.69     (0.27)
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
(0.15)       1.17     (1.27)     2.75     (0.48)    (0.17)     0.08     (0.09)     2.32      1.61     (0.27)
  -0-         -0-       -0-       -0-     (0.06)    (0.23)      -0-       -0-       -0-       -0-       -0-
  -0-         -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-

(0.03)      (0.23)      -0-       -0-       -0-     (0.14)    (0.53)    (0.34)    (0.22)      -0-       -0-
  -0-         -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
(0.18)       0.94     (1.27)     2.75     (0.54)    (0.54)    (0.45)    (0.43)     2.10      1.61     (0.27)
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 8.32     $  8.50   $  7.56   $  8.83   $  6.08   $  6.62   $  7.16   $  7.61   $  8.04   $  5.94   $  4.33
========  ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

 8.25     $  9.13   $  8.50   $ 10.75   $  6.38   $  6.50   $  8.32   $  7.63   $ 10.07   $  5.00   $  4.67
(9.3%)      10.2%    (20.9%)    68.6%      1.9%    (20.2%)    17.0%    (20.8%)   106.6%      7.1%     (6.7%)

 2.7%        2.9%      3.5%      3.4%      3.6%      3.5%      3.5%      3.0%      2.7%      3.5%      3.8%
 3.0%        2.1%      2.4%      4.3%      2.6%      1.2%      2.7%      3.2%      4.4%      3.5%      2.8%

(0.8%)       0.7%      0.2%     (1.1%)     1.4%      3.3%        0%     (0.7%)    (2.3%)    (1.6%)     0.1%
------------------------------------------------------------------------------------------------------------
17.5%       42.1%     17.9%     44.1%     42.8%     87.3%      4.7%     23.3%     30.6%     24.2%     32.9%
------------------------------------------------------------------------------------------------------------
 3,032      3,188     3,269     2,571     2,592     2,751     2,942     2,997     3,008     3,097     3,097
25,241     27,097    24,714    22,687    15,756    18,231    21,083    22,827    24,210    18,417    13,429
------------------------------------------------------------------------------------------------------------

                              See accompanying notes to financial statements.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF Z-SEVEN FUND, INC.:

     We have audited the accompanying statement of assets and liabilities of Z-Seven Fund, Inc., including the schedule of investments as of December 31, 1998, and the related statement of operations for the year then ended, and statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Z-Seven Fund, Inc. for each of the years in the six-year period ended December 31, 1994, and for each of the years in the five-year period ended December 31, 1988, were audited by other auditors whose reports thereon dated January 30, 1995, and February 3, 1989, expressed unqualified opinions on those financial highlights.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights for 1995 through 1998 referred to above, present fairly, in all material respects, the financial position of Z-Seven Fund, Inc. as of December 31, 1998, and the results of its operations, its changes in net assets and financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.





KPMG LLP
Phoenix, Arizona
February 5, 1999

YEAR 2000 (UNAUDITED)
     Many computers and computer programs use only two digits to identify a year in the date field. As a result, these systems may be unable to recognize, calculate or accurately process information having dates on or after January 1, 2000. This issue associated with the Year 2000 (Y2K) concerns virtually all companies, and is currently being addressed by the Fund.
     The Fund's technology needs are primarily dependent on third party vendors and service providers. The Fund has completed an inventory of systems in use, and has identified core business activities, classified as Y2K "mission-critical." The Fund is in the process of contacting its vendors, and has received some written responses indicating the status of their respective products' Y2K readiness. The Fund has also been in contact with its service providers, and has identified mission-critical activities among those performed by the Fund's Custodian and Transfer Agent. Both providers have released information indicating that their respective plans for Y2K compliance are on schedule and expected to be completed in a timely manner. Based upon current information obtained from the Fund's third party vendors and service providers, management does not believe at this time that Y2K compliance will present a material problem for the Fund's internal computer systems or activities.
     At this time, management has targeted June 30, 1999 for the completion of testing and implementation of any systems or software necessary for Y2K compliance. The Fund has not incurred any costs to date as a result of its Y2K compliance efforts. Due to the Fund's reliance on third party vendors and service providers, management does not anticipate any material Y2K compliance costs prior to the Year 2000. No assurance can be given that all service providers will not be materially affected by Y2K-related problems or that replacements for deficient products or service providers can be obtained in a timely manner and without additional expense to the Fund.
     Contingency plans for the Fund are expected to be completed after final evaluation of information supplied by its service providers and third party vendors. It is the goal of the Fund to complete this process by June 30, 1999. There can be no assurance that any failure of the Fund, its service providers, or vendors to be Y2K compliant will not have a material adverse effect on the Fund's financial condition and results of operations.
     There are many factors that could affect the successful management of the Fund's Y2K issues, such as: the ability of the Fund to identify systems and programs affected by Y2K; the extent of testing required for internal systems; the cost of installation, programming, and systems work necessary for the upgrading or replacement of programs affected; and, above all, the success of the Fund's service providers, third party vendors, and other external industry entities in their efforts of managing potential Y2K problems. Failure among any of these factors could have a material adverse effect on the Fund's financial condition and results of operations. Any inability to operate due to Y2K issues may subject the Fund to legal claims and/or governmental fines or sanctions that could adversely effect the Fund's ability to do business or, in some cases, require the Fund to cease operations.

RESULTS OF VOTING (UNAUDITED)

     Pursuant to the proxy statement mailed to shareholders in conjunction with the annual meeting of shareholders held on December 11, 1998, three proposals to be voted upon at the meeting were presented. Those proposals included:
     Proposal 1: Election of Directors. All Directors were nominees to the Board of Directors at this meeting. The Directors elected will hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified.

                                Withheld/
Nominee                For       Against
------------------  ---------  -----------
M. De Los Santos    2,505,289     15,568
A. Feldman          2,503,976     16,881
J. Shuster          2,503,976     16,881
B. Ziskin           2,505,289     15,568
R. Ziskin           2,502,042     18,815


     Proposal 2: Approval of selection of KPMG LLP as independent auditors to report on the financial statements of the Fund for the year ended December 31, 1998.

For        Against  Abstain
---------  -------  -------
2,512,751    2,036    6,070


     Proposal 3: Authorize the proxies, in their discretion, to vote upon such other business as may properly come before the annual meeting of shareholders.

For        Against  Abstain
---------  -------  -------
2,474,435   31,281   15,141

BOARD OF DIRECTORS

Barry Ziskin
President:
Z-Seven Fund, Inc.
TOP Fund Management, Inc.
Ziskin Asset Management, Inc.

Albert Feldman
Retired, San Francisco Advertiser, Inc.

Dr. Jeffrey Shuster
DDS PC
Private Practice

Rochelle Ziskin
Assistant Professor
University of Missouri,

Maria De Los Santos
Controller, DDC-I, Inc.

INVESTMENT ADVISOR

TOP Fund Management, Inc.

OFFICERS

Barry Ziskin, President

Barbara Perleberg, Secretary

Laurie S. Doane, Treasurer

CUSTODIAN

Chase Manhattan Bank
New York, NY

TRANSFER AGENT

Norwest Bank Minnesota, N.A.
Shareowner Services
161 N. Concord Exchange Street
South St. Paul, MN 55075
(800) 468-9716

INDEPENDENT AUDITORS

KPMG LLP
Phoenix, AZ

GENERAL COUNSEL

Kilpatrick Stockton LLP
Atlanta, GA

STOCK LISTINGS

Nasdaq National Market System
Symbol: ZSEV

Pacific Exchange
Symbol: ZSE

CORPORATE OFFICE

1819 S. Dobson Road
Suite 109
Mesa, AZ 85202
(602) 897-6214
Fax (602) 345-9227

       INSIDE BACK COVER

                              Z-SEVEN FUND INC.
                             1819 S. Dobson Road
                                  Suite 109
                                Mesa, AZ 85202
                                (602) 897-6214
                              Fax (602) 345-9227

                       1.   Accounting Procedures:
                            Reliability & Conservatism

                       2.   Consistency of Operating
                            Earnings Growth

                       3.   Strength of Internal
                            Earnings Growth

                       4.   Balance Sheet:
                            Working Capital

                       5.   Balance Sheet:
                            Corporate Liquidity

                       6.   Recognition:
                            Owner Diversification

                       7.   Value: P/E Under 10

       BACK COVER